UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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GENERATION ASIA I ACQUISITION LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERATION ASIA I ACQUISITION LIMITED

A Cayman Islands Exempted Company

Boundary Hall, Cricket Square,

Grand Cayman, KY1-1102,

Cayman Islands

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at a.m./p.m., Eastern Time, on , 2023

TO THE SHAREHOLDERS OF GENERATION ASIA I ACQUISITION LIMITED:

You are cordially invited to attend the extraordinary general meeting of Generation Asia I Acquisition Limited, a Cayman Islands exempted company (“we,” “us,” “our” or the “Company”), which will be held on , 2023 at a.m./p.m., Eastern Time, at Suite 3102, Two Exchange Square, 8 Connaught Place Central, Hong Kong and virtually, at , or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”). You can participate in the meeting and vote via live webcast by attending the meeting in person or visiting .

The attached notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated , 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.
Proposal No. 1—The Extension Amendment Proposal—To amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Articles”), as provided by the first special resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), (a) to extend the date by which the Company must consummate an initial business combination (a “Business Combination”) from July 23, 2023 (the “Original Deadline Date”) to [ ] (the “Extended Deadline Date”), and (b) to reduce the amount of monthly extension payments which the Company’s sponsor, Generation Asia LLC, a Cayman Islands limited liability company (the “Sponsor”), or its affiliates or designees, must deposit into the trust account of the Company established at the consummation of the Company’s initial public offering (the “Trust Account”) of the Company from $723,690 to an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share (as defined below) multiplied by the number of Public Shares outstanding for each one-month extension of the date by which the Company has to consummate a Business Combination (each such monthly extended date, an “Articles Extension Date,” and the period from the consummation of the Company’s initial public offering (the “IPO”) until such Articles Extension Date, the “Combination Period”), which date may be extended by the Company either (i) pursuant to Article 49.7 of the Company’s Articles up to [____] times for an additional one month each time from the Original Deadline Date until the Extended Deadline Date (which is a period of time ending [__] months from the consummation of the Company’s IPO), or (ii) if the Company enters into a definitive agreement regarding the Company’s initial Business Combination within 18 months from the consummation of the IPO, pursuant to Article 49.9 of the Company’s Articles up to [___] times for an additional one month each time from October 23, 2023 until the Extended Deadline Date, in each case, unless the closing of a Business Combination shall have occurred prior thereto.
2.
Proposal No. 2—The Target Limitation Amendment Proposal—To amend, by way of special resolution, the Company’s Articles, as provided by the second special resolution in the form set forth in Annex A to the accompanying proxy statement (the “Target Limitation Amendment” and such proposal, the “Target Limitation Amendment Proposal”), to provide that the Company may not enter into a Business Combination with any entity with principal business operations in China (other than Hong Kong) unless such entity (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China. The Target Limitation Amendment would afford the Company flexibility in its search for a Business Combination target by allowing the Company to enter into a Business Combination with a target business with principal business operations in China (other than Hong Kong) that satisfies the foregoing conditions, while prohibiting the Company from entering into a Business Combination with any entities with principal business operations in China (other than Hong Kong) that do not satisfy the foregoing conditions;
3.
Proposal No. 3—The Class B Conversion Amendment Proposal—To amend, by way of special resolution, the Company’s Articles, as provided by the third special resolution in the form set forth in Annex A to the accompanying proxy statement (the “Class B Conversion Amendment” and such proposal, the “Class B Conversion Amendment Proposal”), to provide that the Class B ordinary shares, par value $0.0001 (“Class B Ordinary Shares” or “founder shares”) may be converted either at the time of the consummation of a Business Combination or at any earlier date at the option of the holder thereof;
4.
Proposal No. 4—The Articles Amendment Vote Proposal—To amend, by way of special resolution, the Company’s Articles, as provided by the fourth special resolution in the form set forth in Annex A to the accompanying proxy statement (the “Articles Amendment Vote” and such proposal, the “Articles Amendment Vote Proposal”), to reduce the minimum voting threshold required for a special resolution to amend any provision of the Company’s Articles related to pre-Business Combination activity prior to the consummation of a Business Combination from 90% of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders, as set forth in Section 18.4 of the Company’s Articles, to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders);
5.
Proposal No. 5—The Trust Amendment Proposal—To amend, by way of ordinary resolution, the Investment Management Trust Agreement dated as of January 19, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental” or the “Trustee”),in the form set forth in Annex B to the accompanying proxy statement, by the affirmative vote of at least 65% of the votes cast of the then outstanding Class A ordinary shares, par value $0.0001 (“Class A Ordinary Shares”) and Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”), voting together as a single class, to, among other things, change the Original Deadline Date to the Articles Extension Date or the Extended Deadline Date, as the case may be, and amend other provisions of the Trust Agreement related thereto (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and
6.
Proposal No. 6—The Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (“NYSE”) (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that (a) the Company has not consummated a Business Combination by the Original Deadline Date, the Company may extend the Combination Period until the Extended Deadline Date, each such extension by one additional month at a time, up to [___] times in total (for a total of up to [___] additional months to complete a Business Combination), or (b) the Company enters into a definitive agreement regarding the Company’s initial Business Combination before the Original Deadline Date, the Combination Period may be extended by an additional three months (for a total of 21 months from the consummation of the IPO) without depositing any additional funds into the Trust Account and then if the Company cannot consummate such initial Business Combination within 21 months from the consummation of the IPO, the Company may extend the Combination Period by an additional one month up to

[____] times (for a total of up to [___] additional months to complete a Business Combination), provided in each case that the Sponsor, or its affiliates or designees, deposit into the Trust Account an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding for each one-month extension on or prior to the applicable Articles Extension Date. In the event that the Board determines not to proceed with any extension on any Articles Extension Date, which it may do in its sole discretion, the Board shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company and prior to such liquidation each of the shares of the Class A Ordinary Shares issued as part of the units (“Units”) sold in the IPO (the “Public Shares”) shall be redeemed in accordance with the Articles.

The purpose of the Extension Amendment is to provide the Company with sufficient time to complete a Business Combination and to reduce the amount of funds to be deposited in the Trust Account to secure the extension of the Combination Period to the Extended Deadline Date. You are not being asked to vote on a Business Combination at this time.

The Articles currently provide that the Company has until the Original Deadline Date to complete a Business Combination. The Combination Period may be extended by the Company either (i) pursuant to Article 49.7 of the Company’s Articles up to six times for an additional one month each time from the Original Deadline Date until January 23, 2024 (which is a period of time ending 24 months from the consummation of the Company’s IPO), or (ii) if the Company enters into a definitive agreement regarding the Company’s initial Business Combination within 18 months from the consummation of the IPO, pursuant to Article 49.9 of the Company’s Articles up to three times for an additional one month each time from October 23, 2023 until January 23, 2024 (which is a period of time ending 24 months from the consummation of the Company’s IPO), in each case, unless the closing of a Business Combination shall have occurred prior thereto, and subject to the Sponsor or its affiliates or designees depositing into the Trust Account the amount of $723,690 for each one-month extension, on or prior to the applicable Articles Extension Date. The Board has determined that in the current market conditions it is in the best interests of the Company to seek the approval of the Company’s shareholders of the Extension Amendment Proposal to provide the Company with sufficient time to complete a Business Combination and to reduce the amount of funds to be deposited in the Trust Account to secure the extension of the Combination Period to the Extended Deadline Date. The Company believes that it will not be able to complete a Business Combination on or before the Original Deadline Date and, without the Extension Amendment, that it will not be able to secure the extension of the Combination Period beyond the Original Deadline Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to redeem the Public Shares and voluntarily liquidate.

The approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal is independent of each other. As such, if any one of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal or the Articles Amendment Vote Proposal is not approved at the Shareholder Meeting, the implementation of the other amendment proposals that have been duly approved will not be affected. The approval of the Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal, and unless the Extension Amendment Proposal is approved at the Shareholder Meeting, the Trust Amendment will not be implemented.

We will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the Extension Amendment, after taking into account redemptions of our Public Shares. If there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

The purpose of the Target Limitation Amendment Proposal is to afford the Company with flexibility in its search for a target with which to consummate a Business Combination. The Articles currently provide that the Company shall not undertake an initial Business Combination with any entity with its principal business operations or is headquartered in China (including Hong Kong and Macau). If the Target Limitation Amendment Proposal is approved, the Company will be allowed to undertake a Business Combination with any entity with principal business operations in China (other than Hong Kong) so long as such entity (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying a suitable target business with which to complete a Business Combination, and the market opportunity the Company has observed in China (other than Hong Kong), it is in the best interests of its shareholders to approve the Target Limitation Amendment. If the Target Limitation Amendment Proposal is approved, it will allow the Company to enter into a Business Combination with a target business with principal business operations in China (other than Hong Kong) that satisfies the foregoing conditions, while prohibiting the Company from entering into a Business Combination with any entities with principal business operations in China (other than Hong Kong) that do not satisfy the foregoing conditions.

If the Class B Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Class B Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If the Class B Conversion Amendment Proposal is approved, any holder of founder shares may convert all or a portion of its founder shares into Class A Ordinary Shares. Such Class A Ordinary Shares issued upon conversion of the founder shares will not constitute Public Shares, and pursuant to the Articles, holders of such Class A Ordinary Shares issued upon conversion of the founder shares will not have any redemption rights with respect to such securities. If the Class B Conversion Amendment Proposal is approved, the Sponsor will have an option to convert a portion of its founder shares into Class A Ordinary Shares in accordance with the terms of the Class B Conversion Amendment Proposal, for purposes of meeting continued listing requirements necessary to continue to pursue a Business Combination. The Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Shares issued upon conversion of the founder shares.

The purpose of the Articles Amendment Vote Proposal is to afford the Company with flexibility to approve future amendments to the Articles related to pre-Business Combination activity with a voting threshold that is two-thirds instead of 90% of the Company’s members, as being entitled to vote at a shareholders’ meeting do so, in person or by proxy. The Articles currently provide that in order to make an amendment to the Articles related to pre-Business Combination activity prior to the consummation of a Business Combination, such amendment must be approved by a Special Resolution passed by at least 90% of the Company’s members, as being entitled to vote at a shareholders’ meeting do so, in person or by proxy or by way of unanimous written resolution. If the Articles Amendment Vote Proposal is approved, the minimum voting threshold required to pass such Special Resolution to amend the Articles will be reduced from 90% to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders).

The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earlier of (1) the Company’s completion of a Business Combination and (2) the Articles Extension Date, or (3) the Extended Deadline Date. The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

As contemplated by the Articles, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account established to hold a portion of the proceeds of the IPO and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or, if the Company does not complete a Business Combination by the Original Deadline Date or the relevant Articles Extension Date, as the case may be.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor, or its affiliates or designees, will contribute to the Company for each one-month extension, an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding, as a non-interest bearing loan (each loan being referred to herein as a “Contribution,” and the Sponsor, its affiliate or designee making such Contribution, a “Contributor”) for the Company to deposit the funds into the Trust Account, and to extend the Combination Period for an additional one month period each time until the applicable Articles Extension Date, but in no event longer than the Extended Deadline Date. Each Contribution will be deposited in the Trust Account on or before the beginning of the additional extension period, with respect to the extension of the Combination Period to each Articles Extension Date. The maximum aggregate amount of Contributions will be $[_____] if the Combination Period is extended pursuant to Article 49.7 of the Company’s Articles or $[_____] if the Combination Period is extended pursuant to Article 49.9 of the Company’s Articles. Each Contribution will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor, will bear no interest and will be repayable by the Company to the Contributor upon the consummation of a Business Combination. The loans will be forgiven if the Company is unable to consummate a Business Combination within the Combination Period except to the extent of any funds held outside of the Trust Account. If the Company has consummated a Business Combination or announced its intention to wind up prior to the date by which any Contribution must be deposited into the Trust Account, any obligation to make Contributions will terminate. The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented (although the Sponsor, or its affiliates or designees, may choose to make payments to extend in accordance with the current provisions in the Company’s existing Articles). The Board (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Deadline Date and if the Board determines not to continue extending for additional calendar months, the Sponsor’s obligation to make Contributions will terminate.

On , 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the Redemption price per share was approximately $ , based on the aggregate amount on deposit in the Trust Account of approximately $ as of , 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the NYSE on , 2023 was $ . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $ [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of , 2023). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the end date of the Combination Period.

If the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal are not approved, and a Business Combination is not completed on or before the Original Deadline Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal requires a special resolution under the Articles, being the affirmative vote of at least 90% of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve any of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal at the Shareholder Meeting or if, due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of the NYSE.

The Board has fixed the close of business on , 2023 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board believes that it is in the best interests of the Company that the Company obtain shareholder approval of the Extension Amendment, the Target Limitation Amendment, the Class B Conversion Amendment, the Articles Amendment Vote Proposal, the Trust Amendment and the Adjournment Proposal. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Target Limitation Amendment Proposal, “FOR” the Class B Conversion Amendment Proposal, “FOR” the Articles Amendment Vote Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal requires a special resolution under the Articles, being the affirmative vote of at least 90% of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The approval of the Trust Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of at least 65% of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are approved by the requisite majorities.

The approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal is independent of each other. As such, if any one of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal or the Articles Amendment Vote Proposal is not approved at the Shareholder Meeting, the implementation of the other amendment proposals that have been duly approved will not be affected. The approval of the Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal, and unless the Extension Amendment Proposal is approved at the Shareholder Meeting, the Trust Amendment will not be implemented.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

THE APPROVAL OF EACH OF THE EXTENSION AMENDMENT PROPOSAL, THE TARGET LIMITATION AMENDMENT PROPOSAL, THE CLASS B CONVERSION AMENDMENT PROPOSAL AND THE ARTICLES AMENDMENT VOTE PROPOSAL IS INDEPENDENT OF EACH OTHER. AS SUCH, IF ANY ONE OF THE EXTENSION AMENDMENT PROPOSAL, THE TARGET LIMITATION AMENDMENT PROPOSAL, THE CLASS B CONVERSION AMENDMENT PROPOSAL OR THE ARTICLES AMENDMENT VOTE PROPOSAL IS NOT APPROVED AT THE SHAREHOLDER MEETING, THE IMPLEMENTATION OF THE OTHER AMENDMENT PROPOSALS THAT HAVE BEEN DULY APPROVED WILL NOT BE AFFECTED. THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL IS CONDITIONED ON THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL, AND UNLESS THE EXTENSION AMENDMENT PROPOSAL IS APPROVED AT THE SHAREHOLDER MEETING, THE TRUST AMENDMENT WILL NOT BE IMPLEMENTED.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Generation Asia I Acquisition Limited.

Roy Kuan
Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

(i)

GENERATION ASIA I ACQUISITION LIMITED

A Cayman Islands Exempted Company

Boundary Hall, Cricket Square,

Grand Cayman, KY1-1102,

Cayman Islands

EXTRAORDINARY GENERAL MEETING OF GENERATION ASIA I ACQUISITION LIMITED

To Be Held at a.m./p.m., Eastern Time, on , 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Generation Asia I Acquisition Limited, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on , 2023 at a.m./p.m., Eastern Time, at Suite 3102, Two Exchange Square, 8 Connaught Place Central, Hong Kong and virtually, at , or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

(ii)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•
the Company’s ability to complete a Business Combination (as defined below);
•
the anticipated benefits of a Business Combination;
•
the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of the Company; and
•
the use of funds not held in the Trust Account (as defined below) or available to the Company from interest income on the Trust Account balance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports the Company has filed with the Securities and Exchange Commission (the “SEC”), including the final prospectus related to the Company’s initial public offering (“IPO”) filed with the SEC on January 20, 2022 (File No. 333-260431) and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 24, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company.

(iii)

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO prospectus filed with the SEC on January 20, 2022, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 24, 2023 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a Business Combination.

Approving the Extension Amendment (as defined below) involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Original Deadline Date (as defined below) or the relevant Articles Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, the Company expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension Amendment or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s Ordinary Shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares (as defined below) may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

If our initial Business Combination involves a company organized in the United States, it is possible a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our stock after or in connection with such initial Business Combination.

The Inflation Reduction Act of 2022, enacted in August 2022, imposes a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by “covered corporations” occurring after December 31, 2022, with certain exceptions. This excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain other exceptions apply to the excise tax. On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) issued a notice that it intends to publish proposed regulations addressing the application of the excise tax (the “Notice”). To provide taxpayers with interim guidance, the Notice describes certain rules upon which taxpayers are generally entitled to rely until publication of the proposed regulations, which the Treasury has stated it anticipates will be consistent with the guidance provided in the Notice.

As an entity incorporated as a Cayman Islands exempted company with no subsidiaries or previous merger or acquisition activity, the 1% excise tax is not expected to apply to redemptions of our Class A Ordinary Shares (absent any regulations and other additional guidance that may be issued in the future with retroactive effect).

However, any redemption or other repurchase in connection with a Business Combination that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation may be subject to the excise tax. In the event of such a combination with a U.S. entity or re‑domestication as a U.S. corporation, whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with any such Business Combination, (ii) the amount of any stock issued in connection with the Business Combination, (iii) the status of the target (for example, whether the target is a domestic corporation) and the structure of any such Business Combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with any such Business Combination (or otherwise issued not in connection with such Business Combination but issued within the same taxable year of the Business Combination) and (v) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in our ability to complete a Business Combination or the cash available on hand to complete a Business Combination.

Changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are and will be subject to laws and regulations enacted by national, regional and local governments and, potentially, foreign jurisdictions. In particular, we will be required to comply with certain SEC and other legal requirements, our Business Combination may be contingent on our ability to comply with certain laws and regulations and any post-Business Combination company may be subject to additional laws and regulations. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, including as a result of changes in economic, political, social and government policies, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On March 30, 2022, the SEC issued the SPAC Proposed Rules (as defined below) described below relating to, among other items, enhancing disclosures in business combination transactions involving SPACs (as defined below) and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act (as defined below). These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete our initial Business Combination, as well as the costs and time associated with completing an initial Business Combination, which could materially impair our ability to complete an initial Business Combination.

The SEC issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account by redeeming our Public Shares or liquidating our Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating to, among other things, disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account by redeeming our Public Shares or liquidating the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the Business Combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•
restrictions on the nature of our investments; and
•
restrictions on the issuance of securities,

each of which may make it difficult for us to complete the Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:

•
registration as an investment company with the SEC;
•
adoption of a specific form of corporate structure; and
•
reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations to which we are not currently subject.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for another exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

As indicated above, we completed our IPO in January 2022 and have operated as a blank check company searching for a target business with which to consummate an initial Business Combination since such time (or approximately 16 months after the effective date of our IPO, as of the date of this proxy). There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial Business Combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct the Trustee (as defined below) to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, if the Extension Amendment Proposal is approved, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or January 23, 2024, instruct Continental Stock Transfer & Trust Company, a New York corporation, the trustee with respect to the Trust Account (“Continental” or the “Trustee”), to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of our Company. Interest on such deposit account is currently % per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of our Company.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate our Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the Shareholder Meeting, and instead hold all funds in the Trust Account in cash items which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our security holders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete an initial Business Combination with a U.S. target company if such initial Business Combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

Our Sponsor is controlled by, and has substantial ties with, non-U.S. persons domiciled principally in Hong Kong. Acquisitions and investments by non-U.S. Persons in certain U.S. businesses may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to, amongst other things, critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. For so long as our Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under such rules and regulations, any proposed Business Combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. If our potential initial Business Combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial Business Combination with such business. In addition, if our potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial Business Combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of any U.S. business of the combined company if we proceed without first obtaining CFIUS clearance. These potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the trust account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If CFIUS elects to review a Business Combination, the time necessary to complete such review of the Business Combination or a decision by CFIUS to prohibit the Business Combination could prevent us from completing a Business Combination prior to the Original Deadline Date or any Articles Extension Date, as applicable.

If we are not able to consummate a Business Combination by the Original Deadline Date or any Articles Extension Date, as applicable, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no redemption rights or liquidating distributions from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. Finally, the Company’s public shareholders will not receive the benefit of any price appreciation of our Public Shares that might result from a Business Combination with a target company.

The NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

As of the date of this proxy statement, our Units, Class A Ordinary Shares and warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) are listed on the NYSE under the symbols “GAQ.U”, “GAQ” and “GAQWS”, respectively. Although following our IPO we have met, on a pro forma basis, the minimum initial listing standards set forth in the NYSE listing standards, we cannot assure you that our securities will be, or will continue to be, listed on the NYSE in the future or prior to the Business Combination. In order to continue listing our securities on the NYSE prior to the Business Combination, we must maintain certain financial, distribution and share price levels. Generally, following our IPO, we must maintain a minimum number of holders of our securities (generally 300 public holders).

Additionally, our Units will not be traded after the completion of the Business Combination and, in connection with the Business Combination, we will be required to demonstrate compliance with the NYSE initial listing requirements, which are more rigorous than the NYSE continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, in order for our shares to be listed upon the consummation of our Business Combination, at such time our share price would generally be required to be at least $4.00 per share, our shareholders’ equity would generally be required to be at least $5.0 million and we would be required to have at least 300 round lot shareholders (with at least 50% of such round lot holders holding securities with a market value of at least $2,500) of our securities. We cannot assure you that we will be able to meet those listing requirements at that time.

If the NYSE delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•
a limited availability of market quotations for our securities;
•
reduced liquidity for our securities;

•
a determination that our Class A Ordinary Shares are a “penny stock,” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
•
a limited amount of news and analyst coverage; and
•
a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Units, Class A Ordinary Shares and Public Warrants are listed on the NYSE, our Units, Class A Ordinary Shares and Public Warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on , 2023 at a.m./p.m., Eastern Time. The Shareholder Meeting will be held at Suite 3102, Two Exchange Square,8 Connaught Place Central, Hong Kong and virtually, at , or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting and vote via live webcast by visiting .

Q:	Why am I receiving this proxy statement?
A:

Our Company is a blank check company incorporated as a Cayman Islands exempted company on March 3, 2021. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of the Company’s initial public offering on January 24, 2022 (the “IPO”), followed by the partial exercise by the underwriters of the over-allotment option on February 1, 2022, a total amount of $221,493,000, comprised of (i) the net proceeds of the sale of the Units in the IPO and (ii) the sale of private placement warrants (the “Private Placement Warrants”) to Generation Asia LLC, a Cayman Islands limited liability company (the “Sponsor”), was placed in a trust account established at the consummation of the IPO that holds the proceeds of the IPO (the “Trust Account”).

Like most blank check companies, the Company’s amended and restated memorandum and articles of association (the “Articles”) provide for the return of the IPO proceeds held in the Trust Account to the holders of Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the IPO if there is no qualifying Business Combination(s) consummated on or before July 23, 2023 (or October 23, 2023, if the Company has entered into a definitive agreement during the first 18 months from the closing of the IPO, without the Sponsor depositing additional funds into the Trust Account and, if needed, January 23, 2024, subject to the Sponsor depositing additional funds into the Trust Account).

Without the Extension Amendment (as defined below), the Company believes that it will not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before the end date of the Combination Period(as defined below).The Board believes that it is in the best interests of the Company’s shareholders to provide the Company with sufficient time to complete a Business Combination and to reduce the amount of funds to be deposited in the Trust Account to secure the extension of the Combination Period to the Extended Deadline Date (as defined below).

Q:	When and where will the Shareholder Meeting be held?
A:

The Shareholder Meeting will be held on , 2023 at a.m./p.m., Eastern Time, at Suite 3102, Two Exchange Square, 8 Connaught Place Central, Hong Kong and virtually, at [ ], or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting and vote via live webcast by visiting _____________.

Q:	How do I vote?
A:

If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares” or “founder shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on the Record Date (as defined below) for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by a.m./p.m., Eastern Time, on , 2023.

Voting Electronically. You may attend and vote at the Shareholder Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?
A:

If you are a registered shareholder, you will receive a proxy card from Morrow Sodali LLC (“Morrow Sodali”). The form contains instructions on how to attend the virtual Shareholder Meeting, including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact at , or email .

Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker, or if you would like to join and not vote, will issue you a guest control number with proof of ownership. Either way you must contact for specific instructions on how to receive the control number. can be contacted at , or via email at . Please allow up to hours prior to the meeting for processing your control number.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?
A:

The Company’s shareholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1—The Extension Amendment Proposal—To amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Articles”), as provided by the first special resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), (a) to extend the date by which the Company must consummate an initial business combination (a “Business Combination”) from July 23, 2023 (the “Original Deadline Date”) to [ ] (the “Extended Deadline Date”), and (b) to reduce the amount of monthly extension payments which the Company’s sponsor, Generation Asia LLC, a Cayman Islands limited liability company (the “Sponsor”), or its affiliates or designees, must deposit into the trust account of the Company established at the consummation of the Company’s initial public offering (the “Trust Account”) of the Company from $723,690 to an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share (as defined below) multiplied by the number of Public Shares outstanding for each one-month extension of the date by which the Company has to consummate a Business Combination (each such monthly extended date, an “Articles Extension Date,” and the period from the consummation of the Company’s initial public offering (the “IPO”) until such Articles Extension Date, the “Combination Period”), which date may be extended by the Company either (i) pursuant to Article 49.7 of the Company’s Articles up to [____] times for an additional one month each time from the Original Deadline Date until the Extended Deadline Date (which is a period of time ending [__] months from the consummation of the Company’s IPO), or (ii) if the Company enters into a definitive agreement regarding the Company’s initial Business Combination within 18 months from the consummation of the IPO, pursuant to Article 49.9 of the Company’s Articles up to [___] times for an additional one month each time from October 23, 2023 until the Extended Deadline Date, in each case, unless the closing of a Business Combination shall have occurred prior thereto;
2.
Proposal No. 2—The Target Limitation Amendment Proposal—To amend, by way of special resolution, the Company’s Articles, as provided by the second special resolution in the form set forth in Annex A to the accompanying proxy statement (the “Target Limitation Amendment” and such proposal, the “Target Limitation Amendment Proposal”), to provide that the Company may not enter into a Business Combination with any entity with principal business operations in China (other than Hong Kong) unless such entity (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China. The Target Limitation Amendment would afford the Company flexibility in its search for a Business Combination target by allowing the Company to enter into a Business Combination with a target business with principal business operations in China (other than Hong Kong) that satisfies the foregoing conditions, while prohibiting the Company from entering into a Business Combination with any entities with principal business operations in China (other than Hong Kong) that do not satisfy the foregoing conditions;
3.
Proposal No. 3—The Class B Conversion Amendment Proposal—To amend, by way of special resolution, the Company’s Articles, as provided by the third special resolution in the form set forth in Annex A to the accompanying proxy statement (the “Class B Conversion Amendment” and such proposal, the “Class B Conversion Amendment Proposal”), to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of a Business Combination or at any earlier date at the option of the holder thereof;
4.
Proposal No. 4—The Articles Amendment Vote Proposal—To amend, by way of special resolution, the Company’s Articles, as provided by the fourth special resolution in the form set forth in Annex A to the accompanying proxy statement (the “Articles Amendment Vote” and such proposal, the “Articles Amendment Vote Proposal”), to reduce the minimum voting threshold required for a special resolution to amend any provision of the Company’s Articles related to pre-Business Combination activity prior to the consummation of a Business combination from 90% of the

Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders, as set forth in Section 18.4 of the Company’s Articles, to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders);
5.
Proposal No. 5—The Trust Amendment Proposal— To amend, by way of ordinary resolution, the Investment Management Trust Agreement dated as of January 19, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental” or the “Trustee”),in the form set forth in Annex B to the accompanying proxy statement, by the affirmative vote of at least 65% of the votes cast of the then outstanding Class A ordinary shares, par value $0.0001 (“Class A Ordinary Shares”) and Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”), voting together as a single class, to, among other things, change the Original Deadline Date to the Articles Extension Date or the Extended Deadline Date, as the case may be, and amend other provisions of the Trust Agreement related thereto (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and
6.
Proposal No. 6—The Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange (“NYSE”) (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that (a) the Company has not consummated a Business Combination by the Original Deadline Date, the Company may extend the Combination Period until the Extended Deadline Date, each such extension by one additional month at a time, up to [___] times in total (for a total of up to [___] additional months to complete a Business Combination), or (b) the Company enters into a definitive agreement regarding the Company’s initial Business Combination before the Original Deadline Date, the Combination Period may be extended by an additional three months (for a total of 21 months from the consummation of the IPO) without depositing any additional funds into the Trust Account and then if the Company cannot consummate such initial Business Combination within 21 months from the consummation of the IPO, the Company may extend the Combination Period by an additional one month up to [____] times (for a total of up to [___] additional months to complete a Business Combination), provided in each case that the Sponsor, or its affiliates or designees, deposit into the Trust Account an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding for each one-month extension on or prior to the applicable Articles Extension Date. In the event that the Board determines not to proceed with any extension on any Articles Extension Date, which it may do in its sole discretion, the Board shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company and prior to such liquidation each of the shares of the Class A Ordinary Shares issued as part of the units (“Units”) sold in the IPO (the “Public Shares”) shall be redeemed in accordance with the Articles.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor, or its affiliates or designees, will contribute to the Company for each one-month extension, an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding, as a non-interest bearing loan (each loan being referred to herein as a “Contribution,” and the Sponsor, its affiliate or designee making such Contribution, a “Contributor”) for the Company to deposit the funds into the Trust Account, and to extend the Combination Period for an additional one month period each time until the applicable Articles Extension Date, but in no event longer than the Extended Deadline Date. Each Contribution will be deposited in the Trust Account on or before the beginning of the additional extension period, with respect to the extension of the Combination Period to each Articles Extension Date. The maximum aggregate amount of Contributions will be $[_____] if the Combination Period is extended pursuant to Article 49.7 of the Company’s Articles or $[_____] if the Combination Period is extended pursuant to Article 49.9 of the Company’s Articles. Each Contribution will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor, will bear no interest and will be repayable by the Company to the Contributor upon the consummation of a Business Combination. The loans will be forgiven if the Company is unable to consummate a Business Combination within the Combination Period except to the extent of any funds held outside of the Trust Account. If the Company has consummated a Business Combination or announced its intention to wind up prior to the date by which any Contribution must be deposited into the Trust Account, any obligation to make Contributions will terminate. The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented (although the Sponsor, or its affiliates or designees, may choose to make payments to extend in accordance with the current provisions in the Company’s existing Articles). The Board (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Deadline Date and if the Board determines not to continue extending for additional calendar months, the Sponsor’s obligation to make Contributions will terminate.

If the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal are not approved, and a Business Combination is not completed on or before the Original Deadline Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal is independent of each other. As such, if any one of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal or the Articles Amendment Vote Proposal is not approved at the Shareholder Meeting, the implementation of the other amendment proposals that have been duly approved will not be affected. The approval of the Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal, and unless the Extension Amendment Proposal is approved at the Shareholder Meeting, the Trust Amendment will not be implemented.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. If the Class B Conversion Amendment Proposal is not approved and in the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. If the Class B Conversion Amendment Proposal is approved, any holder of founder shares may convert all or a portion of its founder shares into Class A Ordinary Shares. Such Class A Ordinary Shares issued upon conversion of the founder shares will not constitute Public Shares, and pursuant to the Articles, holders of such Class A Ordinary Shares issued upon conversion of the founder shares will not have any redemption rights with respect to such securities. If the Class B Conversion Amendment Proposal is approved, the Sponsor will have an option to convert a portion of its founder shares into Class A Ordinary

Shares in accordance with the terms of the Class B Conversion Amendment Proposal, for purposes of meeting continued listing requirements necessary to continue to pursue a Business Combination. The Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Shares issued upon conversion of the founder shares.

We will not proceed with the Extension Amendment if redemptions of our Public Shares would cause the Company’s net tangible assets to be less than $5,000,001.

For more information, please see “Proposal No. 1—The Extension Amendment Proposal,” “Proposal No. 2—The Target Limitation Amendment Proposal,” “Proposal No. 3—The Class B Conversion Amendment Proposal,” “Proposal No. 4—The Articles Amendment Vote Proposal,” “Proposal No. 5—The Trust Amendment Proposal,” and “Proposal No. 6—The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 2—The Target Limitation Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 3—The Class B Conversion Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 4—The Articles Amendment Vote Proposal—Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 5—The Trust Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers,” and “Beneficial Ownership of Securities” for further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?
A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.
Q:	Why is the Company proposing the Extension Amendment Proposal?
A:

The Company’s Articles provide for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination consummated on or before the end date of the Combination Period. The purpose of the Extension Amendment Proposal is to reduce the amount of funds to be deposited in the Trust Account to secure the extension of the Combination Period to the Extended Deadline Date and give the Company more time to complete a Business Combination.

The Company believes that it will not be able to complete a Business Combination on or before the Original Deadline Date and, without the Extension Amendment, that it will not be able to secure the extension of the Combination Period beyond the Original Deadline Date. If that were to occur, the Company would be forced to liquidate.

Q:	Why is the Company proposing the Target Limitation Amendment Proposal?
A:

The purpose of the Target Limitation Amendment Proposal is to afford the Company with flexibility in its search for a target with which to consummate a Business Combination. The Articles currently provide that the Company shall not undertake an initial Business Combination with any entity with its principal business operations or is headquartered in China (including Hong Kong and Macau). If the Target Limitation Amendment Proposal is approved, the Company will be allowed to undertake a Business Combination with any entity with principal business operations in China (other than Hong Kong) so long as such entity (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China. If the Target Limitation Amendment Proposal is approved, it will allow the Company to enter into a Business Combination with a target business with principal business operations in China (other than Hong Kong) that satisfies the foregoing conditions, while prohibiting the Company from entering into a Business Combination with any entities with principal business operations in China (other than Hong Kong) that do not satisfy the foregoing conditions.

Q:	Why is the Company proposing the Class B Conversion Amendment Proposal?
A:

If the Class B Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Class B Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If the Class B Conversion Amendment Proposal is approved, any holder of founder shares may convert all or a portion of its founder shares into Class A Ordinary Shares. Such Class A Ordinary Shares issued upon conversion of the founder shares will not constitute Public Shares,and pursuant to the Articles, holders of such Class A Ordinary Shares issued upon conversion of the founder shares will not have any redemption rights with respect to such securities. If the Class B Conversion Amendment Proposal is approved, the Sponsor will have an option to convert a portion of its founder shares into Class A Ordinary Shares in accordance with the terms of the Class B Conversion Amendment Proposal, for purposes of meeting continued listing requirements necessary to continue to pursue a Business Combination. The Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Shares issued upon conversion of the founder shares.

Q:	Why is the Company proposing the Articles Amendment Vote Proposal?
A:

The purpose of the Articles Amendment Vote Proposal is to afford the Company with flexibility to approve future amendments to the Articles related to pre-Business Combination activity with a voting threshold that is two-thirds instead of 90% of the Company’s members, as being entitled to vote at a shareholders’ meeting do so, in person or by proxy. The Articles currently provide that in order to make an amendment to the Articles related to pre-Business Combination activity prior to the consummation of a Business Combination, such amendment must be approved by a Special Resolution passed by at least 90% of the Company’s members, as being entitled to vote at a shareholders’ meeting do so, in person or by proxy or by way of unanimous written resolution. If the Articles Amendment Vote Proposal is approved, the minimum voting threshold required to pass such Special Resolution to amend the Articles will be reduced from 90% to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders).

Q:	Why is the Company proposing the Trust Amendment Proposal?
A:

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a Business Combination or the Company’s inability to effect a Business Combination within the time frame specified in the Articles or (y) upon the date which is the later of (1) 18 months after the closing of the IPO (or up to 24 months after the closing of the IPO upon an extension effectuated pursuant to the terms of the Trust Agreement) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Articles, if a termination letter delivered by the Company in connection with the Company’s inability to effect a Business Combination within the time frame specified in the Articles has not been received by the Trustee prior to such date upon an extension effectuated pursuant to the terms of the Trust Agreement.

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Deadline Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a Business Combination within the time frame specified in the Articles or (y) upon the date which is the later of (1) 18 months after the closing of the IPO (or up to 24 months after the closing of the IPO upon an extension effectuated pursuant to the terms of the Trust Agreement) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Articles, if a termination letter delivered by the Company in connection with the Company’s inability to effect a Business Combination within the time frame specified in the Articles has not been received by the Trustee prior to such date upon an extension effectuated pursuant to the terms of the Trust Agreement.

Q:	Why is the Company proposing the Adjournment Proposal?
A:

If (i) the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal are not approved by the Company’s shareholders or (ii) due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of the NYSE, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that (i) there are insufficient votes to approve any of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal or (ii) if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of the NYSE.

Q:	What constitutes a quorum?
A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence in person and at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholders of the Company, including the Sponsor, certain of the Company’s officers and directors and the forward purchasers to which the Sponsor transferred certain of its founder shares pursuant to their forward purchase agreements (the “Initial Shareholders”) who own 20% of the issued and outstanding Ordinary Shares as of the Record Date (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements), will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed pursuant to the proxy voting forms, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.
Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?
A:

The approval of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal requires a special resolution under the Articles, being the affirmative vote of at least 90% of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Trust Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of at least 65% of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:	How will the Initial Shareholders vote?
A:

The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote 6,855,250 Class B Ordinary Shares, representing 20% of the Company’s issued and outstanding Ordinary Shares (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements). If the Class B Conversion Amendment Proposal is approved, any holder of founder shares may convert all or a portion of its founder shares into Class A Ordinary Shares. Such Class A Ordinary Shares issued upon conversion of the founder shares will not constitute Public Shares,and pursuant to the Articles, holders of such Class A Ordinary Shares issued upon conversion of the founder shares will not have any redemption rights with respect to such securities. If the Class B Conversion Amendment Proposal is approved, the Sponsor will have an option to convert a portion of its founder shares into Class A Ordinary Shares in accordance with the terms of the Class B Conversion Amendment Proposal, for purposes of meeting continued listing requirements necessary to continue to pursue a Business Combination. The Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Shares issued upon conversion of the founder shares.

Q:	Who is the Company’s Sponsor?
A:

The Company’s Sponsor is Generation Asia LLC, a Cayman Islands limited liability company. The Sponsor currently owns 4,855,250 Class B Ordinary Shares and 7,379,000 Private Placement Warrants. If the Class B Conversion Amendment Proposal is approved, the Sponsor will have an option to convert a portion of its founder shares into Class A Ordinary Shares in accordance with the terms of the Class B Conversion Amendment Proposal, for purposes of meeting continued listing requirements necessary to continue to pursue a Business combination. The Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Shares issued upon conversion of the founder shares.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to provide the Company with sufficient time to complete a Business Combination and to reduce the amount of funds to be deposited in the Trust Account to secure the extension of the Combination Period to the Extended Deadline Date. The

Company believes that it will not be able to complete a Business Combination on or before the Original Deadline Date and, without the Extension Amendment, that it will not be able to secure the extension of the Combination Period beyond the Original Deadline Date. If that were to occur, the Company would be forced to liquidate. In addition, approval of the Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal, and unless the Extension Amendment Proposal is approved at the Shareholder Meeting, the Trust Amendment will not be implemented.

Q:	Why should I vote “FOR” the Target Limitation Amendment Proposal?
A:

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Target Limitation Amendment Proposal to afford the Company with flexibility in its search for a target with which to consummate a Business Combination. The approval of the Target Limitation Amendment Proposal is essential to the implementation of the Board’s plan to consummate a Business Combination within the Combination Period. The Board believes that the Company may need more flexibility in its search for a potential target in order to complete a Business Combination on or before the end date of the Combination Period. If the Target Limitation Amendment Proposal is not approved, and we are unable to consummate a Business Combination by the Original Deadline Date, the Company would be forced to liquidate.

Q:	Why should I vote “FOR” the Class B Conversion Amendment Proposal?
A:

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Class B Conversion Amendment Proposal to allow increased flexibility for the Sponsor to convert Class B Ordinary Shares in the best interest of the Company and because it may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If the Class B Conversion Amendment Proposal is not approved, and we are unable to consummate a Business Combination by the Original Deadline Date, the Company would be forced to liquidate.

Q:	Why should I vote “FOR” the Articles Amendment Vote Proposal?
A:

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Articles Amendment Vote Proposal to afford increased flexibility to approve future amendments to the Articles related to pre-Business Combination activity with a voting threshold that is two-thirds instead of 90% of the Company’s members, as being entitled to vote at a shareholders’ meeting do so, in person or by proxy, and because it may aid the Company in consummating a Business Combination. Without the Articles Amendment Vote Proposal, the Company believes that it may be more difficult to complete a Business Combination. If that were to occur, and we are unable to consummate a Business Combination by the Original Deadline Date, the Company would be forced to liquidate.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?
A:

The Company’s Board believes the opportunity to complete a Business Combination is in the best interests of the shareholders. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earlier of (1) the Company’s completion of a Business Combination and (2) the Articles Extension Date, or (3) the Extended Deadline Date.

After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that the Company would be able to complete a Business Combination before the Original Deadline Date, the Board has determined that the Trust Amendment Proposal is in your best interests and recommends that you vote or give instruction to vote in favor of the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?
A:

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles

Amendment Vote Proposal and the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment.
Q:

What if I do not want to vote “FOR” the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:

If you do not want the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum.

If the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal and the Trust Amendment Proposal are approved and, following redemptions in connection with the Extension Amendment, the Company adheres to the continued listing requirements of the NYSE, the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?
A:

With respect to the regulation of SPACs like our Company, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, if the Extension Amendment Proposal is approved, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or January 23, 2024, instruct Continental, the Trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of our Company. Interest on such deposit account is currently % per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly.

Q:	Will we seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.
Q:	What happens if the Extension Amendment Proposal is not approved?
A:

If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment. In addition, approval of the Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal, and unless the Extension Amendment Proposal is approved at the Shareholder Meeting, the Trust Amendment will not be implemented.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Original Deadline Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,855,250 Class B Ordinary Shares held by them.

Q:	If the Extension Amendment Proposal is approved, what happens next?
A:

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a Business Combination until the Original Deadline Date and any Articles Extension Date (if applicable). The Company will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Original Deadline Date and any Articles Extension Date (if applicable).

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor, or its affiliates or designees, will contribute to the Company for each one-month extension, an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding, as a loan (each loan being referred to herein as a “Contribution,” and the Sponsor, its affiliate or designee making such Contribution, a “Contributor”) for the Company to deposit the funds into the Trust Account, and to extend the Combination Period for an additional one month period each time until the Extended Deadline Date. Each Contribution will be deposited in the Trust Account on or before the beginning of the additional extension period, with respect to the extension of the Combination Period to each Articles Extension Date. The maximum aggregate amount of Contributions will be $[_____]. Each Contribution will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor, will bear no interest and will be repayable by the Company to the Contributor upon the consummation of a Business Combination. The loans will be forgiven if the Company is unable to consummate a Business Combination within the Combination Period except to the extent of any funds held outside of the Trust Account. If the Company has consummated a Business Combination or announced its intention to wind up prior to the date by which any Contribution must be deposited into the Trust Account, any obligation to make Contributions will terminate. The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented (although the Sponsor, or its affiliates or designees, may choose to make payments to extend in accordance with the current provisions in the Company’s existing Articles). The Board (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Deadline Date and if the Board determines not to continue extending for additional calendar months, the Sponsor’s obligation to make Contributions will terminate.

Notwithstanding the foregoing, if the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Initial Shareholders. In addition, the Company’s Articles provide that the Company cannot redeem or repurchase Public Shares to the extent such redemption would result in the Company’s failure to have at least $5,000,001 of net tangible assets. As a result, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets upon its implementation of the Extension Amendment, after taking into account the Redemption.

Q:	What happens if the Target Limitation Amendment Proposal is not approved?
A:

If the Target Limitation Amendment Proposal is not approved, and we are unable to consummate a Business Combination by the Original Deadline Date, the Company would be forced to liquidate. The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Target Limitation Amendment Proposal to afford the Company with flexibility in its search for a target with which to consummate a Business Combination.

Q:	What happens if the Class B Conversion Amendment Proposal is not approved?
A:

If the Class B Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Class B Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination.

Q:	What happens if the Articles Amendment Vote Proposal is not approved?
A:	If the Articles Amendment Vote Proposal is not approved, it may prevent the Company from being able to amend its Articles and consummate a Business Combination.
Q:	What happens if the Trust Agreement Proposal is not approved?
A:	If the Trust Agreement Proposal is not approved, we may be unable to consummate a Business Combination by the Original Deadline Date, and the Company would be forced to liquidate.
Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?
A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?
A:

No. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the NYSE.

Q:	May I change my vote after I have mailed my signed proxy card?
A:

Yes. Shareholders may send a later-dated, signed proxy card to the Company’s Chief Financial Officer at Suite 3102, Two Exchange Square, 8 Connaught Place Central, Hong Kong, so that it is received by the Company not later than a.m./p.m., Eastern Time, on , 2023 or attend the Shareholder Meeting in person (which would include presence in person and at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer, which must be received by the Company’s Chief Financial Officer not later than a.m./p.m., Eastern Time, on , 2023. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?
A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal requires a special resolution under the Articles, being the affirmative vote of at least 90% of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Trust Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of at least 65% of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of one-third all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under NYSE rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a shareholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:

Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Adjournment Proposal and the Trust Amendment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal and the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Target Limitation Amendment Proposal, “FOR” the Class B Conversion Amendment Proposal, “FOR” the Articles Amendment Vote Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?
A:

The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Target Limitation Amendment Proposal?
A:

The Company’s directors and officers have interests in the Target Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 2—The Target Limitation Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Class B Conversion Amendment Proposal?
A:

The Company’s directors and officers have interests in the Class B Conversion Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 3—The Class B Conversion Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Articles Amendment Vote Proposal?
A:

The Company’s directors and officers have interests in the Articles Amendment Vote Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 4—The Articles Amendment Vote Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Trust Amendment Proposal?
A:

The Company’s directors and officers have interests in the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 5—The Trust Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:	Are the proposals conditioned on one another?
A:

The approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal is independent of each other. As such, if any one of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal or the Articles Amendment Vote Proposal is not approved at the Shareholder Meeting, the implementation of the other amendment proposals that have been duly approved will not be affected. The approval of the Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal, and unless the Extension Amendment Proposal is approved at the Shareholder Meeting, the Trust Amendment will not be implemented. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of our shares to approve any of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal, the Company may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. In those events, at the Shareholder Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on any other proposal. If the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal and the Trust Amendment Proposal are approved at the extraordinary general meeting, the Adjournment Proposal will not be presented.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?
A:

No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights?” below.
Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?
A:	No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.
Q:	What do I need to do now?
A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?
A:

If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.
(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and
II.
prior to a.m./p.m., Eastern Time, on , 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Share certificates (if any) and other redemption forms to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of , 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $ per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests, and thereafter, with the consent of the Board. If you tender or deliver your share certificates (if any) and other redemption forms for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to revoke such redemption request (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s share certificates (if any) and other redemption forms have been tendered or delivered (either physically or electronically) to the Transfer Agent by a.m./p.m., Eastern Time, on , 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, if a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Share certificates (if any) and other redemption forms are tendered or delivered as described above, then, the Company will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?
A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?
A:

The Company will pay the cost of soliciting proxies for the Shareholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call (toll-free):

Banks and brokers call:

Email:

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Share certificates (if any) and other redemption forms (either physically or electronically) to the Transfer Agent at the address below prior to a.m./p.m., Eastern Time, on , 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position, tendering or delivery of your redemption requests, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of the Company’s shareholders to be held on , 2023, and at any adjournment thereof (the “Shareholder Meeting”). This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about , 2023, to all shareholders of record of the Company as of , 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on , 2023 at a.m./p.m., Eastern Time, at Suite 3102, Two Exchange Square, 8 Connaught Place Central, Hong Kong and virtually, at , or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker, or if you would like to join and not vote, will issue you a guest control number with proof of ownership. Either way you must contact for specific instructions on how to receive the control number. can be contacted at , or via email at . Please allow up to hours prior to the meeting for processing your control number.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, the Company’s shareholders will consider and vote on the following proposals:

1.
Proposal No. 1—The Extension Amendment Proposal—To amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Articles”), as provided by the first special resolution in the form set forth in Annex A to the accompanying proxy statement, (a) to extend the date by which the Company must consummate an initial business combination (a “Business Combination”) from July 23, 2023 (the “Original Deadline Date”) to [ ] (the “Extended Deadline Date”), and (b) to reduce the amount of monthly extension payments which the Company’s sponsor, Generation Asia LLC, a Cayman Islands limited liability company (the “Sponsor”), or its affiliates or designees, must deposit into the trust account of the Company established at the consummation of the Company’s initial public offering (the “Trust Account”) of the Company from $723,690 to an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share (as defined below) multiplied by the number of Public Shares outstanding for each one-month extension of the date by which the Company has to consummate a Business Combination (each such monthly extended date, an “Articles Extension Date,” and the period from the consummation of the Company’s IPO until such Articles Extension Date, the “Combination Period”), which date may be extended by the Company either (i) pursuant to Article 49.7 of the Company’s Articles up to [____] times for an additional one month each time from the Original Deadline Date until the Extended Deadline Date (which is a period of time ending [__] months from the consummation of the Company’s IPO), or (ii) if the Company enters into a definitive agreement regarding the Company’s initial Business Combination within 18 months from the consummation of the IPO, pursuant to Article 49.9 of the Company’s Articles up to [___] times for an additional one month each time from October 23, 2023 until the Extended Deadline Date, in each case, unless the closing of a Business Combination shall have occurred prior thereto;
2.
Proposal No. 2—The Target Limitation Amendment Proposal—To amend, by way of special resolution, the Company’s Articles, as provided by the second special resolution in the form set forth in Annex A to the accompanying proxy statement (the “Target Limitation Amendment” and such proposal, the

“Target Limitation Amendment Proposal”), to provide that the Company may not enter into a Business Combination with any entity with principal business operations in China (other than Hong Kong) unless such entity (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China. The Target Limitation Amendment would afford the Company flexibility in its search for a Business Combination target by allowing the Company to enter into a Business Combination with a target business with principal business operations in China (other than Hong Kong) that satisfies the foregoing conditions, while prohibiting the Company from entering into a Business Combination with any entities with principal business operations in China (other than Hong Kong) that do not satisfy the foregoing conditions;
3.
Proposal No. 3—The Class B Conversion Amendment Proposal—To amend, by way of special resolution, the Company’s Articles, as provided by the third special resolution in the form set forth in Annex A to the accompanying proxy statement, may be converted either at the time of the consummation of a Business Combination or at any earlier date at the option of the holder thereof;
4.
Proposal No. 4—The Articles Amendment Vote Proposal—To amend, by way of special resolution, the Company’s Articles, as provided by the fourth special resolution in the form set forth in Annex A to the accompanying proxy statement, to reduce the minimum voting threshold required for a special resolution to amend any provision of the Company’s Articles related to pre-Business Combination activity prior to the consummation of a Business Combination from 90% of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders, as set forth in Section 18.4 of the Company’s Articles, to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders);
5.
Proposal No. 5—The Trust Amendment Proposal— To amend, by way of ordinary resolution, the Investment Management Trust Agreement dated as of January 19, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental” or the “Trustee”),in the form set forth in Annex B to the accompanying proxy statement, by the affirmative vote of at least 65% of the votes cast of the then outstanding Class A ordinary shares, par value $0.0001 (“Class A Ordinary Shares”) and Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”), voting together as a single class, to, among other things, change the Original Deadline Date to the Articles Extension Date or the Extended Deadline Date, as the case may be, and amend other provisions of the Trust Agreement related thereto; and
6.
Proposal No. 6—The Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the NYSE.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that (a) the Company has not consummated a Business Combination by the Original Deadline Date, the Company may extend the Combination Period until the Extended Deadline Date, each such extension by one additional month at a time, up to [___] times in total (for a total of up to [___] additional months to complete a Business Combination), or (b) the Company enters into a definitive agreement regarding the Company’s initial Business Combination before the Original Deadline Date, the Combination Period may be extended by an additional three months (for a total of 21 months from the consummation of the IPO) without depositing any additional funds into the Trust Account and then if the Company cannot consummate such initial Business Combination within 21 months from the consummation of the IPO, the Company may extend the Combination Period by an additional one month up to [____] times (for a total of up to [___] additional months to complete a Business Combination), provided in each case that the Sponsor, or its affiliates or designees, deposit into the Trust Account an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding for each one-month extension on or prior to the applicable Articles Extension Date. In the event that the Board determines not to proceed with any extension on any Articles Extension Date, which it may do in its sole discretion, the Board shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company and prior to such liquidation each of the shares of the Class A Ordinary Shares issued as part of the units (“Units”) sold in the IPO (the “Public Shares”) shall be redeemed in accordance with the Articles.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor, or its affiliates or designees, will contribute to the Company for each one-month extension, an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding, as a non-interest bearing loan (each loan being referred to herein as a “Contribution,” and the Sponsor, its affiliate or designee making such Contribution, a “Contributor”) for the Company to deposit the funds into the Trust Account, and to extend the Combination Period for an additional one month period each time until the applicable Articles Extension Date, but in no event longer than the Extended Deadline Date. Each Contribution will be deposited in the Trust Account on or before the beginning of the additional extension period, with respect to the extension of the Combination Period to each Articles Extension Date. The maximum aggregate amount of Contributions will be $[_____] if the Combination Period is extended pursuant to Article 49.7 of the Company’s Articles or $[_____] if the Combination Period is extended pursuant to Article 49.9 of the Company’s Articles. Each Contribution will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor, will bear no interest and will be repayable by the Company to the Contributor upon the consummation of a Business Combination. The loans will be forgiven if the Company is unable to consummate a Business Combination within the Combination Period except to the extent of any funds held outside of the Trust Account. If the Company has consummated a Business Combination or announced its intention to wind up prior to the date by which any Contribution must be deposited into the Trust Account, any obligation to make Contributions will terminate. The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented (although the Sponsor, or its affiliates or designees, may choose to make payments to extend in accordance with the current provisions in the Company’s existing Articles). The Board (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Deadline Date and if the Board determines not to continue extending for additional calendar months, the Sponsor’s obligation to make Contributions will terminate.

The approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal is independent of each other. As such, if any one of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal or the Articles Amendment Vote Proposal is not approved at the Shareholder Meeting, the implementation of the other amendment proposals that have been duly approved will not be affected. The approval of the Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal, and unless the Extension Amendment Proposal is approved at the Shareholder Meeting, the Trust Amendment will not be implemented.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on , 2023, which is the “Record Date” for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were issued and outstanding Ordinary Shares, of which Class A Ordinary Shares are held by the Company’s public shareholders and 6,855,250 Class B Ordinary Shares are held by the Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence in person and at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding one-third of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own 20% of the issued and outstanding Ordinary Shares as of the Record Date (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements), will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under NYSE rules, if a shareholder holds their shares in “street name” through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in “street name,” your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal requires a special resolution under the Articles, being the affirmative vote of at least 90% of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Trust Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of at least 65% of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements).

The following table reflects the number of additional Public Shares required to approve each proposal:

Number of Additional Public Shares Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal

Passed as a special resolution by the holders of at least 90% of Ordinary Shares which are present at the Shareholder Meeting and entitled to vote and which Ordinary Shares are voted in favor of such special resolution at the Shareholder Meeting

Target Limitation Amendment Proposal

Passed as a special resolution by the holders of at least 90% of Ordinary Shares which are present at the Shareholder Meeting and entitled to vote and which Ordinary Shares are voted in favor of such special resolution at the Shareholder Meeting

Class B Conversion Amendment Proposal

Passed as a special resolution by the holders of at least 90% of Ordinary Shares which are present at the Shareholder Meeting and entitled to vote and which Ordinary Shares are voted in favor of such special resolution at the Shareholder Meeting

Articles Amendment Vote Proposal

Passed as a special resolution by the holders of at least 90% of Ordinary Shares which are present at the Shareholder Meeting and entitled to vote and which Ordinary Shares are voted in favor of such special resolution at the Shareholder Meeting

Trust Amendment Proposal	Passed as an ordinary resolution by the holders of at least 65% of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class
Adjournment Proposal	Majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by a.m./p.m., Eastern Time, on , 2023.

Voting Electronically. You may attend and vote at the Shareholder Meeting by visiting _________________ and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•
you may send another proxy card with a later date;
•
you may notify the Company’s Chief Financial Officer in writing to Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands, before the Shareholder Meeting that you have revoked your proxy; or
•
you may attend the Shareholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Company shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (toll-free), or banks and brokers can call , or by emailing .

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $ per share as of , 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)
hold Class A Ordinary Shares;
(ii)
submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (“Continental,” or the “Transfer Agent”), in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)
tender or deliver your Class A Ordinary Share certificates (if any) and other redemption forms to Continental physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to a.m./p.m., Eastern Time, on , 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Redemption requests for shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $ and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Share certificates (if any) and other redemption forms have been tendered or delivered (either physically or electronically) to Continental prior to a.m./p.m., Eastern Time, on , 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on , 2023, the most recent practicable date prior to the date of this proxy statement, was $ per share. The cash held in the Trust Account on such date was approximately $ (including interest not previously released to the Company to pay its taxes) ($ per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares which will be redeemed by the Company and cancelled. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your share certificates (if any) and other redemption forms (either physically or electronically) to Continental at least two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow Sodali a fee of $[_________], plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend, by way of special resolution, its Articles to (a) extend the date by which the Company must (1) complete a Business Combination, (2) cease its operations except for the purpose of winding up if it fails to complete such Business Combination, and (3) redeem all of the Class A Ordinary Shares from the Original Deadline Date to the Extended Deadline Date, and (b) reduce the amount of monthly extension payments which the Sponsor, or its affiliates or designees, must deposit into the Trust Account of the Company from $723,690 to an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding for each one-month extension of the Combination Period, so as to secure the extension of the Combination Period to the Extended Deadline Date.

The Company believes that it will not be able to complete a Business Combination on or before the Original Deadline Date and, without the Extension Amendment, that it will not be able to secure the extension of the Combination Period beyond the Original Deadline Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

As contemplated by the Articles, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is implemented.

On , 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $ , based on the aggregate amount on deposit in the Trust Account of approximately $ as of , 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the NYSE on , 2023 was $ . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $ [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of , 2023). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the end date of the Combination Period.

Reasons for the Extension Amendment Proposal

The Company’s Articles provide that the Company has until July 23, 2023 to complete a Business Combination (or October 23, 2023, if the Company has entered into a definitive agreement during the first 18 months from the closing of the IPO, without the Sponsor depositing additional funds into the Trust Account and, if needed, up to January 23, 2024, subject to the Sponsor depositing additional funds into the Trust Account). The Board believes that it is in the best interests of the Company’s shareholders that the Extension Amendment be obtained to give the Company more time to complete a Business Combination and to reduce the amount of funds to be deposited in the Trust Account to secure the extension of the Combination Period to the Extended Deadline Date. The Company believes that it will not be able to complete a Business Combination on or before the Original Deadline Date and, without the Extension Amendment, that it will not be able to secure the extension of the Combination Period beyond the Original Deadline Date. If that were to occur, the Company would be forced to liquidate.

The Extension Amendment Proposal is essential to reducing the amount of funds to be deposited in the Trust Account to secure the extension of the Combination Period to the Extended Deadline Date and giving the Company more time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. The Company will not proceed with the Extension Amendment if the

Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that (a) the Company has not consummated a Business Combination by the Original Deadline Date, the Company may extend the Combination Period until the Extended Deadline Date, each such extension by one additional month at a time, up to [___] times in total (for a total of up to [___] additional months to complete a Business Combination), or (b) the Company enters into a definitive agreement regarding the Company’s initial Business Combination before the Original Deadline Date, the Combination Period may be extended by an additional three months (for a total of 21 months from the consummation of the IPO) without depositing any additional funds into the Trust Account and then if the Company cannot consummate such initial Business Combination within 21 months from the consummation of the IPO, the Company may extend the Combination Period by an additional one month up to [____] times (for a total of up to [___] additional months to complete a Business Combination), provided in each case that the Sponsor, or its affiliates or designees, deposit into the Trust Account an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding for each one-month extension on or prior to the applicable Articles Extension Date. In the event that the Board determines not to proceed with any extension on any Articles Extension Date, which it may do in its sole discretion, the Board shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company and prior to such liquidation each of the Public Shares shall be redeemed in accordance with the Articles.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors—There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Original Deadline Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The approval of each of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal and the Articles Amendment Vote Proposal is independent of each other. As such, if any one of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal or the Articles Amendment Vote Proposal is not approved at the Shareholder Meeting, the implementation of the other amendment proposals that have been duly approved will not be affected. The approval of the Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal, and unless the Extension Amendment Proposal is approved at the Shareholder Meeting, the Trust Amendment will not be implemented.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,855,250 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. The Company will then continue to attempt to consummate a Business Combination until the Original Deadline Date and any Articles Extension Date (if applicable). The Company will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor, or its affiliates or designees, will contribute to the Company for each one-month extension, an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding, as a non-interest bearing loan (each loan being referred to herein as a “Contribution,” and the Sponsor, its affiliate or designee making such Contribution, a “Contributor”) for the Company to deposit the funds into the Trust Account, and to extend the Combination Period for an additional one month period each time until the applicable Articles Extension Date, but in no event longer than the Extended Deadline Date. Each Contribution will be deposited in the Trust Account on or before the beginning of the additional extension period, with respect to the extension of the Combination Period to each Articles Extension Date. The maximum aggregate amount of Contributions will be $[_____] if the Combination Period is extended pursuant to Article 49.7 of the Company’s Articles or $[_____] if the Combination Period is extended pursuant to Article 49.9 of the Company’s Articles. Each Contribution will be evidenced by a non-interest bearing, unsecured promissory note to the Contributor, will bear no interest and will be repayable by the Company to the Contributor upon the consummation of a Business Combination. The loans will be forgiven if the Company is unable to consummate a Business Combination within the Combination Period except to the extent of any funds held outside of the Trust Account. If the Company has consummated a Business Combination or announced its intention to wind up prior to the date by which any Contribution must be deposited into the Trust Account, any obligation to make Contributions will terminate. The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if Extension Amendment Proposal is not approved, or the Extension Amendment is not implemented (although the Sponsor, or its affiliates or designees, may choose to make payments to extend in accordance with the current provisions in the Company’s existing Articles). The Board (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Deadline Date and if the Board determines not to continue extending for additional calendar months, the Sponsor’s obligation to make Contributions will terminate.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors—There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

In addition, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•
the fact that the Sponsor paid $7,397,000 for 7,397,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants held by our Sponsor will be worthless;
•
the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $7,404,000, comprised of the $25,000 purchase price for 7,187,500 Class B Ordinary Shares and the $7,379,000 purchase price for 7,379,000 Private Placement Warrants. Assuming a trading price of $ per Class A Ordinary

Share (based upon the closing price of the Class A Ordinary Shares on the NYSE on , 2023), the 6,855,250 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $ . Even if the trading price of the shares of Class A Ordinary Shares were as low as $ per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), the Initial Shareholders will lose their entire investment in the Company;
•
the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;
•
the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable);
•
the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;
•
the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Original Deadline Date or any Articles Extension Date (if applicable); and
•
the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the date of the liquidation of the Trust Account, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $ per share as of , 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Share certificates (if any) and other redemption forms for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and
(iii)
deliver your Class A Ordinary Shares to Continental, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to a.m./p.m., Eastern Time, on , 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Redemption requests for shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $ and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Share certificates (if any) and other redemption forms have been tendered or delivered (either physically or electronically) to Continental, prior to , Eastern Time, on , 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on , 2023, the most recent practicable date prior to the date of this proxy statement, was $ per share. The cash held in the Trust Account on such date was approximately $ (including interest not previously released to the Company to pay its taxes) ($ per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares which will be redeemed by the Company and cancelled. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your share certificates (if any) and other redemption forms (either physically or electronically) to Continental at least two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the Articles, being the affirmative vote of at least 90% of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements). As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors—There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

Resolution

The full text of the special resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that:

a)
Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“If the Management anticipate that the Company may not be able to consummate a Business Combination within 18 months from the consummation of the IPO, the Management will, by way of a resolution of the Directors if requested by the Sponsor, extend the period of time to consummate a Business Combination by an additional one month up to [___] times (for a total of up to [ ] months to consummate a Business Combination), subject to the Sponsor or its Affiliates or its designees depositing into the Trust Account an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding, in exchange for a non-interest bearing, unsecured promissory note, for each additional month on or prior to the date of the deadline. In addition, the Company will issue a press release the day after the deadline, announcing whether the funds have been timely deposited. The Sponsor and its Affiliates or designees are obligated to fund the Trust Account in order to extend the time for the Company to consummate a Business Combination, but the Sponsor will not be obligated to extend such time. In the event that the Company does not consummate a Business Combination by 18 months from the consummation of the IPO (or up to [ ] months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9) or within the period of any extension made pursuant to Article 49.8, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)
Article 49.9 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.9:

“If the Company enters into a definitive agreement regarding the Company’s initial Business Combination within 18 months from the consummation of the IPO, the Company will, by resolution of the Directors if requested by the Sponsor, extend the time available for the Company by an additional three months (for a total of 21 months to consummate a Business Combination) without depositing any additional fund into the Trust Account, and in connection with such extension, the holders of the Public Shares will not be offered the opportunity to vote or redeem their Shares. If the Company cannot consummate such initial Business Combination within 21 months from the consummation of the IPO, the Management will, by way of a resolution of the Directors if requested by the Sponsor, extend the period of time to consummate a Business Combination by an additional one month up to [____] times (for a total of up to [ ] months to consummate a Business Combination), subject to the Sponsor or its Affiliates or its designees depositing into the Trust Account an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding, in exchange for a non-interest bearing, unsecured promissory note, for each additional month on or prior to the date of the deadline. In addition, the Company will issue a press release the day after the deadline, announcing whether the funds have been timely deposited. The Sponsor and its Affiliates or designees are obligated to fund the Trust Account in order to extend such time for the Company to consummate a Business Combination, but the Sponsor will not be obligated to extend such time. In the event that the Company does not consummate a Business Combination by 18 months from the consummation of the IPO (or up to [ ] months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9) or within the period of any extension made pursuant to Article 49.8, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

c) Article 49.10 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“In the event that the Company does not consummate a Business Combination by 18 months from the consummation of the IPO (or up to [ ] months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9) or within the period of any extension made pursuant to Article 49.8, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

d) Article 49.11 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.11:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to [ ] months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9); or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

PROVIDED THAT this special resolution shall not be effective if as a consequence of redemptions submitted to the Company pursuant to Article 49.11 of the Articles the Company’s net tangible assets would be less than US$5,000,001.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE TARGET LIMITATION AMENDMENT PROPOSAL

Overview

The Target Limitation Amendment Proposal asks the Company’s shareholders to approve an amendment to the Articles in the form set forth in Annex A of this Proxy Statement to afford the Company with flexibility in its search for a target with which to consummate a Business Combination by allowing the Company to potentially enter into a Business Combination with a target business in China (other than Hong Kong) which (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China. The Target Limitation Amendment would afford the Company flexibility in its search for a Business Combination target by allowing the Company to enter into a Business Combination with a target business with principal business operations in China (other than Hong Kong) that satisfies the foregoing conditions, while prohibiting the Company from entering into a Business Combination with any entities with principal business operations in China (other than Hong Kong) that do not satisfy the foregoing conditions.

Reasons for the Target Limitation Amendment Proposal

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Target Limitation Amendment Proposal to afford the Company with flexibility in its search for a target with which to consummate a Business Combination. The approval of the Target Limitation Amendment Proposal is essential to the implementation of the Board’s plan to consummate a Business Combination within the Combination Period. The Board believes that the Company may need more flexibility in its search for a potential target in order to complete a Business Combination on or before the end date of the Combination Period.

The Articles currently provide that the Company shall not undertake an initial Business Combination with any entity with its principal business operations in China (including Hong Kong and Macau). If the Target Limitation Amendment Proposal is approved, the Company will be allowed to undertake a Business Combination with any entity with principal business operations in China (other than Hong Kong) so long as such entity (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China. If the Target Limitation Amendment Proposal is approved, it will allow the Company to enter into a Business Combination with a target business with principal business operations in China (other than Hong Kong) that satisfies the foregoing conditions, while prohibiting the Company from entering into a Business Combination with any entities with principal business operations in China (other than Hong Kong) that do not satisfy the foregoing conditions.

If the Target Limitation Amendment Proposal Is Not Approved

If the Target Limitation Amendment Proposal is not approved, and we are unable to consummate a Business Combination by the Original Deadline Date, the Company would be forced to liquidate.

If the Target Limitation Amendment Proposal Is Approved

If the Target Limitation Amendment Proposal is approved, our Articles will be amended pursuant to the second special resolution in the form set forth in Annex A of this Proxy Statement effective once approved by the Members and in accordance with its terms.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second special resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Target Limitation Amendment Proposal. the Company’s shareholders should take these interests into account in deciding whether to approve the Target Limitation Amendment Proposal:

•
the fact that the Sponsor paid $7,397,000 for 7,397,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants held by our Sponsor will be worthless;
•
the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $[7,404,000], comprised of the $[25,000] purchase price for 7,187,500 Class B Ordinary Shares and the $7,379,000 purchase price for 7,379,000 Private Placement Warrants. Assuming a trading price of $ per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the NYSE on , 2023), the 6,855,250 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $ . Even if the trading price of the shares of Class A Ordinary Shares were as low as $ per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), the Initial Shareholders will lose their entire investment in the Company;
•
the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;
•
the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable);
•
the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;
•
the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Original Deadline Date or any Articles Extension Date (if applicable); and
•
the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the date of the liquidation of the Trust Account, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Target Limitation Amendment Proposal requires a special resolution under the Articles, being the affirmative vote of at least 90% of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Target Limitation Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Target Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements). As a result, in addition to the Initial Shareholders, approval of the Target Limitation Amendment Proposal will require the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the special resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that:

a)
Article 49.17 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.17:

“The Company may not enter into a Business Combination with any entity with principal business operations in China (other than Hong Kong) unless such entity (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China.”

PROVIDED THAT this special resolution shall not be effective if as a consequence of redemptions submitted to the Company pursuant to Article 49.11 of the Articles the Company’s net tangible assets would be less than US$5,000,001.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE TARGET LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3—THE CLASS B CONVERSION AMENDMENT PROPOSAL

Overview

The Class B Conversion Amendment Proposal asks the Company’s shareholders to approve an amendment to the Articles in the form set forth in Annex A of this Proxy Statement to amend, by way of special resolution, the Articles in order to allow the Initial Shareholders to convert the Class B Ordinary Shares prior to the closing of the Business Combination.

Reasons for the Class B Conversion Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Class B Conversion Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and because it may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination.

If the Class B Conversion Amendment Proposal Is Not Approved

If the Class B Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Class B Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

If the Class B Conversion Amendment Proposal Is Approved

If the Class B Conversion Amendment Proposal is approved, our Articles will be amended pursuant to the third special resolution in the form set forth in Annex A of this Proxy Statement effective once approved by the Members and in accordance with its terms. If the Class B Conversion Amendment Proposal is approved, any holder of founder shares may convert all or a portion of its founder shares into Class A Ordinary Shares. Such Class A Ordinary Shares issued upon conversion of the founder shares will not constitute Public Shares, and pursuant to the Articles, holders of such Class A Ordinary Shares issued upon conversion of the founder shares will not have any redemption rights with respect to such securities. If the Class B Conversion Amendment Proposal is approved, the Sponsor will have an option to convert a portion of its founder shares into Class A Ordinary Shares in accordance with the terms of the Class B Conversion Amendment Proposal, for purposes of meeting continued listing requirements necessary to continue to pursue a Business Combination. The Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Ordinary Shares issued upon conversion of the founder shares.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the third special resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Class B Conversion Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Class B Conversion Amendment Proposal:

•
the fact that the Sponsor paid $7,397,000 for 7,397,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one

Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants held by our Sponsor will be worthless;
•
the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $[7,404,000], comprised of the $[25,000] purchase price for 7,187,500 Class B Ordinary Shares and the $7,379,000 purchase price for 7,379,000 Private Placement Warrants. Assuming a trading price of $ per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the NYSE on , 2023), the 6,855,250 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $ . Even if the trading price of the shares of Class A Ordinary Shares were as low as $ per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), the Initial Shareholders will lose their entire investment in the Company;
•
the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;
•
the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable);
•
the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;
•
the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Original Deadline Date or any Articles Extension Date (if applicable); and
•
the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the date of the liquidation of the Trust Account, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Class B Conversion Amendment Proposal requires a special resolution under the Articles, being the affirmative vote of at least 90% of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Class B Conversion Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Class B Conversion Amendment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements). As a result, in addition to the Initial Shareholders, approval of the Class B Conversion Amendment Proposal will require the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the special resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that:

a)
Article 17.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.2:

“Class B Shares shall automatically convert into Class A Ordinary Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holder thereof, including (for the avoidance of doubt) at any time prior to the consummation of a Business Combination; and (b) with, or immediately following, the consummation of a Business Combination.”

b)
Article 49.13 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.13:

“After the issuance of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities (other than the conversion of Class B Shares into Class A Shares as permitted by these Article) that would entitle the holders thereof to:

(a)
receive funds from the Trust Account; or
(b)
vote as a class with Public Shares on a Business Combination.”

PROVIDED THAT this special resolution shall not be effective if as a consequence of redemptions submitted to the Company pursuant to Article 49.11 of the Articles the Company’s net tangible assets would be less than US$5,000,001.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE CLASS B CONVERSION AMENDMENT PROPOSAL.

PROPOSAL NO. 4—THE ARTICLES AMENDMENT VOTE PROPOSAL

Overview

The Articles Amendment Vote Proposal asks the Company’s shareholders to approve an amendment to the Articles in the form set forth in Annex A of this Proxy Statement to amend, by way of special resolution, the Articles in order to reduce the minimum voting threshold required for a special resolution to amend any provision of the Company’s Articles related to pre-Business Combination activity prior to the consummation of a Business Combination from 90% of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders, as set forth in Section 18.4 of the Company’s Articles, to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders).

Reasons for the Articles Amendment Vote Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Articles Amendment Vote Proposal to reduce the minimum voting threshold required for a special resolution to amend any provision of the Company’s Articles related to pre-Business Combination activity prior to the consummation of a Business Combination from 90% of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders, as set forth in Section 18.4 of the Company’s Articles, to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders).

If the Articles Amendment Vote Proposal Is Not Approved

If the Articles Amendment Vote Proposal is not approved, the Company’s Articles will make it difficult for the Company to consummate a Business Combination. The purpose of the Articles Amendment Vote Proposal is to afford the Company with flexibility to approve future amendments to the Articles related to pre-Business Combination activity with a voting threshold that is two-thirds instead of 90% of the Company’s members, as being entitled to vote at a shareholders’ meeting do so, in person or by proxy. The Articles currently provide that in order to make an amendment to the Articles related to pre-Business Combination activity prior to the consummation of a Business Combination, such amendment must be approved by a Special Resolution passed by at least 90% of the Company’s members, as being entitled to vote at a shareholders’ meeting do so, in person or by proxy or by way of unanimous written resolution. If the Articles Amendment Vote Proposal is approved, the minimum voting threshold required to pass such Special Resolution to amend the Articles will be reduced from 90% to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders).

If the Articles Amendment Vote Proposal Is Approved

If the Articles Amendment Vote Proposal is approved, our Articles will be amended pursuant to the fourth special resolution in the form set forth in Annex A of this Proxy Statement effective once approved by the Members and in accordance with its terms, and the requisite vote for amending the Company’s Articles related to pre-Business Combination activity prior to the consummation of a Business Combination will be reduced from 90% to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders).

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the fourth special resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Articles Amendment Vote Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Articles Amendment Vote Proposal:

•
the fact that the Sponsor paid $7,397,000 for 7,397,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants held by our Sponsor will be worthless;
•
the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $[7,404,000], comprised of the $[25,000] purchase price for 7,187,500 Class B Ordinary Shares and the $7,379,000 purchase price for 7,379,000 Private Placement Warrants. Assuming a trading price of $ per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the NYSE on , 2023), the 6,855,250 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $ . Even if the trading price of the shares of Class A Ordinary Shares were as low as $ per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), the Initial Shareholders will lose their entire investment in the Company;
•
the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;
•
the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable);
•
the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;
•
the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Original Deadline Date or any Articles Extension Date (if applicable); and
•
the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the date of the liquidation of the Trust Account, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Articles Amendment Vote Proposal requires a special resolution under the Articles, being the affirmative vote of at least 90% of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Articles Amendment Vote Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Articles Amendment Vote Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements). As a result, in addition to the Initial Shareholders, approval of the Articles Amendment Vote Proposal will require the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the special resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that:

a)
the definition of “Special Resolution” be amended by deleting the words “18.4 and”;

b)
Article 18.3 be amended by deleting the words: “18.4 and”;

c)
Article 23.1 be amended by deleting the words: “18.4 and”;

d)
Article 18.4 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety.

PROVIDED THAT this special resolution shall not be effective if as a consequence of redemptions submitted to the Company pursuant to Article 49.11 of the Articles the Company’s net tangible assets would be less than US$5,000,001.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ARTICLES AMENDMENT VOTE PROPOSAL.

PROPOSAL NO. 5—THE TRUST AMENDMENT PROPOSAL

Overview

Following the closing of the Company’s IPO on January 24, 2022, followed by the partial exercise by the underwriters of the over-allotment option and concurrent sales of Private Placement Warrants, as of February 1, 2022, a total amount of $221,493,000 was placed in the Trust Account. The Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations.

However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, if the Extension Amendment Proposal is approved, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or January 23, 2024, instruct Continental, the Trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of our Company. Interest on such deposit account is currently % per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly.

Reasons for the Trust Amendment Proposal

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of a Business Combination or the Company’s inability to effect a Business Combination within the time frame specified in the Articles or (y) upon the date which is the later of (1) 18 months after the closing of the IPO (or up to 24 months after the closing of the IPO upon an extension effectuated pursuant to the terms of the Trust Agreement) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Articles, if a termination letter delivered by the Company in connection with the Company’s inability to effect a Business Combination within the time frame specified in the Articles has not been received by the Trustee prior to such date upon an extension effectuated pursuant to the terms of the Trust Agreement.

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Deadline Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable termination letter delivered by the Company in connection with the Company’s inability to effect a Business Combination within the time frame specified in the Articles or (y) upon the date which is the later of (1) 18 months after the closing of the IPO (or up to 24 months after the closing of the IPO upon an extension effectuated pursuant to the terms of the Trust Agreement) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Articles, if a termination letter delivered by the Company in connection with the Company’s inability to effect a Business Combination within the time frame specified in the Articles has not been received by the Trustee prior to such date upon an extension effectuated pursuant to the terms of the Trust Agreement.

If the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment

Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Deadline Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a Business Combination within the time frame specified in the Articles or (y) upon the date which is the later of (1) 18 months after the closing of the IPO (or up to 24 months after the closing of the IPO upon an extension effectuated pursuant to the terms of the Trust Agreement) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Articles, if a termination letter delivered by the Company in connection with the Company’s inability to effect a Business Combination within the time frame specified in the Articles has not been received by the Trustee prior to such date upon an extension effectuated pursuant to the terms of the Trust Agreement.

If the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only upon the earlier of (1) the Company’s completion of a Business Combination and (2) the Articles Extension Date, or (3) the Extended Deadline Date.

The proposed amendment to the Trust Agreement is attached to this Proxy Statement in the form set forth under Annex B.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Trust Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Trust Amendment Proposal:

•
the fact that the Sponsor paid $7,397,000 for 7,397,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants held by our Sponsor will be worthless;
•
the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $[7,404,000], comprised of the $[25,000] purchase price for 7,187,500 Class B Ordinary Shares and the $7,379,000 purchase price for 7,379,000 Private Placement Warrants. Assuming a trading price of $ per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the NYSE on , 2023), the 6,855,250 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $ . Even if the trading price of the shares of Class A Ordinary Shares were as low as $ per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable), the Initial Shareholders will lose their entire investment in the Company;

•
the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;
•
the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by the Original Deadline Date or any Articles Extension Date (if applicable);
•
the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;
•
the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Original Deadline Date or any Articles Extension Date (if applicable); and
•
the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the date of the liquidation of the Trust Account, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

Approval of the Trust Amendment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of at least 65% of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Trust Amendment Proposal][and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Trust Amendment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements). As a result, in addition to the Initial Shareholders, approval of the Trust Amendment Proposal will require the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the ordinary resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that conditional upon the effectiveness of the first special resolution to amend the Articles of the Company, as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated January 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, is hereby authorized and approved.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 6—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve any of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the NYSE.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve any of the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. In such events, the Extension Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own 20% of the issued and outstanding Ordinary Shares (including the 2,000,000 Class B Ordinary Shares issued in connection with the forward purchase agreements). As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least Ordinary Shares held by public shareholders (or approximately % of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the ordinary resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share (the “Public Shares”) and Class B Ordinary Shares, par value $0.0001 per share, in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

General

The following discussion summarizes certain United States federal income tax considerations generally applicable to a U.S. Holder (as defined below) that elects to have its Class A Ordinary Shares redeemed for cash pursuant to the exercise of a right to redemption in connection with the Extension Amendment Proposal (a “Redeeming U.S. Holder”).

This discussion of certain U.S. federal income tax considerations applies to you only if you are a U.S. Holder and you hold Class A Ordinary Shares as capital assets under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). You are a “U.S. Holder” if, for U.S. federal income tax purposes, you are a beneficial owner of our Class A Ordinary Shares and are:

•
an individual who is a citizen or resident of the United States;
•
a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia; or
•
an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or
•
a trust if: (i) a court within the United States can exercise primary supervision over the administration of the trust, and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) the trust has a valid election in place be treated as a U.S. person.

This summary does not address the U.S. federal income tax considerations with respect to holders other than U.S. Holders.

This discussion assumes that any distributions made (or deemed made) by us on our Class A Ordinary Shares and any consideration received (or deemed received) by you in consideration for the sale or other disposition of our Class A Ordinary Shares will be in U.S. dollars. This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to exercising a right to have your Class A Ordinary Shares redeemed in light of your particular circumstances, including if you are:

•
our Sponsor or founder (or an officer, director, employee, direct or indirect owner, or affiliate thereof);
•
a financial institution;
•
a dealer or trader in securities that uses a mark-to-market method of tax accounting with respect to the Class A Ordinary Shares;
•
a government or agency or instrumentality thereof;
•
a regulated investment company;
•
a real estate investment trust;
•
an expatriate or former long-term resident of the United States;
•
an insurance company;
•
a person that actually or constructively owns five percent or more of our voting shares or five percent or more of the total value of our shares;
•
a person holding the Class A Ordinary Shares as part of a “straddle,” integrated transaction or similar transaction;
•
a person holding our Class A Ordinary Shares in connection with a trade or business outside the United States;

•
a U.S. person whose functional currency is not the U.S. dollar; or
•
a tax-exempt entity.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, which may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not discuss the alternative minimum tax or the application of Section 451(b) of the Code, and does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or any state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You should consult your tax adviser with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

This discussion does not consider the tax treatment of partnerships or other passthrough entities or persons who hold our Class A Ordinary Shares through those entities. If a partnership (or other entity or arrangement classified as a partnership or other passthrough entity for U.S. federal income tax purposes) is the beneficial owner of our Class A Ordinary Shares, the U.S. federal income tax treatment of a partner or member in the partnership or other passthrough entity generally will depend on the status of the partner or member and the activities of the partnership or other passthrough entity. If you are a partnership or other passthrough entity holding our Class A Ordinary Shares, or a partner or member thereof, you should consult your own tax adviser.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL. YOU ARE URGED TO CONSULT YOUR TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption of Class A Ordinary Shares

The following discussion is subject to the discussion under “—Passive Foreign Investment Company Rules” below.

In the event that your Class A Ordinary Shares are redeemed in connection with the Extension Amendment Proposal (referred to herein as a “redemption”), the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A Ordinary Shares, you will be treated as described under “—Redemption Taxable as a Sale or Exchange” below. If the redemption does not qualify as a sale of Class A Ordinary Shares, you will be treated as receiving a corporate distribution with the tax consequences described below under “—Redemption Taxable as a Corporate Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as owned by you (including any shares constructively owned by you) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in us or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests is satisfied, you must take into account not only our shares actually owned by you, but also our shares that are constructively owned by you. In addition to shares you own directly, you may be treated as constructively owning shares owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any shares you have a right to acquire by exercise of an option, which likely would include Class A Ordinary Shares which could be acquired pursuant to the exercise of Public Warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by you immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by you immediately before the redemption. Prior to our initial Business Combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of your interest if either (i) all of our shares actually and constructively owned by you are redeemed or (ii) all of our shares actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of shares owned by certain family members and you do not constructively own any other shares of ours. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if the redemption or purchase results in a “meaningful reduction” of your proportionate interest in us. Whether the redemption will result in a meaningful reduction of your proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax adviser as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax consequences of the redemption will be as described under “—Redemption Taxable as a Corporate Distribution” below. After the application of those rules, any remaining tax basis in the redeemed Class A Ordinary Shares will be added to your adjusted tax basis in your remaining shares. If there are no remaining shares, you should consult your tax adviser as to the allocation of any remaining basis.

Redemption Taxable as a Sale or Exchange

The following discussion is subject to the discussion under “—Passive Foreign Investment Company” below.

In the event that the redemption of your Class A Ordinary Shares is treated as a sale or other taxable disposition, you generally will recognize capital gain or loss, which generally will be long-term capital gain or loss if your holding period for the Class A Ordinary Shares exceeds one year. Long-term capital gains recognized by non-corporate Redeeming U.S. Holders are eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss you recognize will equal the difference between (i) the sum of the amount of cash received in connection with the redemption and (ii) your adjusted tax basis in the Class A Ordinary Shares redeemed. Your adjusted tax basis in your Class A Ordinary Shares generally will equal your acquisition cost (which in the case of an acquisition of Units comprising of Class A Ordinary Shares and Public Warrants will be the portion of the purchase price allocated to the relevant Class A Ordinary Shares), decreased by any prior distributions (including deemed distributions) treated as returns of capital. The gain or loss will generally be U.S.-source gain or loss for foreign tax credit purposes.

Redemption Taxable as a Corporate Distribution

The following discussion is subject to the discussion under “—Passive Foreign Investment Company” below.

In the event that the redemption of the Class A Ordinary Shares is treated as a corporate distribution, you generally will be required to include in gross income as a dividend the amount of any cash paid for our Class A Ordinary Shares to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent the distribution is in excess of earnings and profits, it generally will be applied against, and reduce, your tax basis in your Class A Ordinary Shares (but not below zero), and any remaining excess will be treated as gain from the sale or exchange of the Class A Ordinary Shares. However, it is possible that financial intermediaries may report the entire amount of the distribution as a dividend if they cannot determine the amount of our earnings and profits for U.S. federal income tax purposes.

If you are a corporate Redeeming U.S. Holder, the amount treated as a dividend paid by us will be taxable to you at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. As described in “—Passive Foreign Investment Company” below, we believe that we were likely a PFIC for our taxable year ended December 31, 2022 and therefore, we believe that any amount treated as a dividend paid by us to a non-corporate Redeeming U.S. Holder will not be eligible for the lower long-term capital gains rate that applies to qualified dividend income.

Passive Foreign Investment Company

A non-U.S. corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income. Cash is generally treated as a passive asset for these purposes.

Because we are a blank check company with no current active business, based upon the composition of our income and assets, and upon a review of its financial statements, we believes that it likely is classified as a PFIC for U.S. federal income tax purposes for our taxable year ended December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any Redeeming U.S. Holder who held our securities at any time we were considered a PFIC).In addition, even if our Business Combination is completed during our current taxable year, it is possible that we will be a PFIC for our current taxable year, depending on the timing and structure of the Business Combination and the nature and value of the income and assets of the company with which we combine, the details of which are currently unknown.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our Class A Ordinary Shares and the Redeeming U.S. Holder did not make either a timely “qualified electing fund” (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A Ordinary Shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Class A Ordinary Shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Redemption Taxable as a Sale or Exchange,” above); and
•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Class A Ordinary Shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Redemption Taxable as a Corporate Distribution,” above.

Under these rules:

•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Class A Ordinary Shares;
•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in of such holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income; and
•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in such holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder (without regard to other items of income and loss for such year), and an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed with respect to the tax attributable to each such other taxable year.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our Class A Ordinary Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to us is contingent upon, among other things, the provision by Pathfinder of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our Class A Ordinary Shares, and the special tax and interest charge rules do not apply to such shares, any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Class A Ordinary Shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Class A Ordinary Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds Class A Ordinary Shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants should consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

Tax Reporting and Backup Withholding

Proceeds from the redemption of our Class A Ordinary Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, if you furnish a correct taxpayer identification number and make other required certifications, or are otherwise exempt from backup withholding and establish your exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against your U.S. federal income tax liability, and you generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon your particular situation. You should consult your tax adviser with respect to the tax consequences of the redemption of our Class A Ordinary Shares in connection with the Extension Amendment Proposal, including the tax consequences under state, local, estate, non-U.S. and other laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY

References in this section to “we,” “our” or “us” refer to the Generation Asia I Acquisition Limited.

The Company is a blank check company incorporated on March 3, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Exchange Act because the Company has no operations and nominal assets consisting almost entirely of cash. For additional information, see the information set forth under the caption “Item 1. Business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 24, 2023.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of , 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s Ordinary Shares, by:

•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;
•
each of the Company’s executive officers and directors; and
•
all the Company’s executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our Ordinary Shares beneficially owned by them.

In the following table, percentage ownership is based on 29,412,500 Ordinary Shares, consisting of (i) 21,930,000 Class A Ordinary Shares and (ii) 7,482,500 Class B Ordinary Shares, issued and outstanding as of , 2023. Voting power represents the combined voting power of shares of Class A Ordinary Shares and shares of Class B Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Class A Ordinary Shares and shares of Class B Ordinary Shares vote together as a single class. Currently, all of the shares of Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis, as further described below. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The following table does not include the Class A Ordinary Shares underlying the Private Placement Warrants as these warrants are not exercisable within 60 days of , 2023.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Class A Ordinary Shares(13)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Class B Ordinary Shares (14)
Generation Asia LLC (our Sponsor)(3)	—	—	4,855,250	64.9%
Entities affiliated with Atalaya Capital Management LP(5)	1,980,000	9.0%	—	—
Entities affiliated with P. Schoenfeld Asset Management LP(6)	1,980,000	9.0%	—	—
Entities affiliated with Apollo Capital Management, L.P.(7)	1,980,000	9.0%	—	—
Entities affiliated with Shaolin Capital Management LLC(8)	1,485,000	6.8%	—	—
Entities affiliated with Highbridge Capital Management LLC(9)	2,066,671	9.4%	—	—
Entities affiliated with Millennium Management LLC(10)	1,135,996	5.2%	—	—
Sea Otter Securities Group LLC(11)	1,980,000	9.0%	—	—
UBS O’Connor LLC(12)	1,980,000	9.0%	—	—
Roy Kuan(3)(4)	—	—	4,855,250	64.9%
Norimitsu Niwa(4)	—	—	—	—
Catherine Kwok(4)	—	—	—	—
Gary Chan(4)	—	—	—	—
SungHwan Cho(4)	—	—	—	—
Mei Gao(4)	—	—	—	—
All officers and directors as a group (6 individuals)	—	—	4,855,250	64.9%

(1)
Unless otherwise noted, the business address of each of the following individuals and entities is Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands.
(2)
Interests shown consist solely of founder shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our Business Combination on a one-for-one basis, subject to adjustment, as described in the section of the prospectus dated January 19, 2022 entitled “Description of Securities.” Excludes forward purchase shares that will only be issued, if at all, at the time of our Business Combination.
(3)
Generation Asia LLC, our Sponsor, is the record holder of such shares. The managing member of our Sponsor (the “Managing Member”) is Roy Kuan. The Managing Member may be deemed to have beneficial ownership of the shares. Mr. Kuan disclaims beneficial ownership of the securities reported above, except to the extent of his pecuniary interest therein.
(4)
Each of these individuals hold a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(5)
Entities affiliated with Atalaya Capital Management LP are one or more investment funds, separate accounts, and other entities owned (in whole or in part), controlled, managed, and/or advised by it or its affiliates. The business address of such entities is One Rockefeller Plaza, 32nd Floor, New York, NY 10020, United States of America.
(6)
Entities affiliated with P. Schoenfeld Asset Management LP are one or more investment funds, separate accounts, and other entities owned (in whole or in part), controlled, managed, and/or advised by it or its affiliates. The business address of such entities is 1350 Avenue of the Americas, 21st Floor, New York, NY 10019, United States of America.
(7)
Entities affiliated with Apollo Capital Management, L.P. are one or more investment funds, separate accounts, and other entities owned (in whole or in part), controlled, managed, and/or advised by it or its affiliates. The business address of such entities is 9 West 57th Street, 37th Floor, New York, NY 10019, United States of America.
(8)
Entities affiliated with Shaolin Capital Management LLC are one or more investment funds, separate accounts, and other entities owned (in whole or in part), controlled, managed, and/or advised by it or its affiliates. The business address of such entities is 230 NW 24th Street, Suite 603, Miami, FL 33127, United States of America.
(9)
Entities affiliated with Highbridge Capital Management, LLC are one or more investment funds, separate accounts, and other entities owned (in whole or in part), controlled, managed, and/or advised by it or its affiliates. The business address of such entities is 277 Park Avenue, 23rd Floor, New York, NY 10172, United States of America.
(10)
Entities affiliated with Millennium Management LLC are one or more investment funds, separate accounts, and other entities owned (in whole or in part), controlled, managed, and/or advised by it or its affiliates. The business address of such entities is 399 Park Avenue, New York, NY 10022, United States of America.
(11)
The business address of such entity is 107 Grand St, 7th Floor, New York, NY 10013, United States of America.
(12)
The business address of such entity is One North Wacker Drive, 32nd Floor, Chicago, IL 60606, United States of America.
(13)
The percentages reported in the above table are based on 21,930,000 Class A Ordinary Shares issued and outstanding as of , 2023, and exclude the 8,000,000 Class A Ordinary Shares to be sold pursuant to the forward purchase agreements.
(14)
The percentages reported in the above table are based on 7,482,500 Class B Ordinary Shares issued and outstanding as of , 2023.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal and the Trust Amendment Proposal are approved, we anticipate that we will hold another extraordinary general meeting before the end date of the Combination Period or Articles Extension Date (if applicable) to consider and vote upon approval of a business combination agreement and a Business Combination. If any of the proposals are not approved, or if they are approved but, we do not consummate a Business Combination before the end date of the Combination Period or Articles Extension Date (if applicable), the Company will liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands, to inform us of his or her request; or
•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact the Company in writing at Boundary Hall, Cricket Square, Grand Cayman, KY1-1102, Cayman Islands.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (toll-free), or banks and brokers can call ____________, or by emailing . You will not be charged for any of the documents that you request.

In order to receive timely delivery of the documents in advance of the Shareholder Meeting, you must make your request for information no later than five business days before the date of the Shareholder Meeting, or no later than , 2023.

Annex A

PROPOSED AMENDMENTS TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

GENERATION ASIA I ACQUISITION LIMITED

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY:

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)
amending Article 49.7 by deleting the following:

“If the Management anticipate that the Company may not be able to consummate a Business Combination within 18 months from the consummation of the IPO, the Management will, by way of a resolution of the Directors if requested by the Sponsor, extend the period of time to consummate a Business Combination by an additional one month up to six times (for a total of up to 24 months to consummate a Business Combination), subject to the Sponsor or its Affiliates or its designees depositing into the Trust Account $666,666, or up to $766,666 if the underwriter’s over-allotment option is exercised in full ($0.033 per share in either case), for each additional month on or prior to the date of the deadline. In addition, the Company will issue a press release the day after the deadline, announcing whether the funds have been timely deposited. The Sponsor and its Affiliates or designees are obligated to fund the Trust Account in order to extend the time for the Company to consummate a Business Combination, but the Sponsor will not be obligated to extend such time.”

And replacing it with the following:

“If the Management anticipate that the Company may not be able to consummate a Business Combination within 18 months from the consummation of the IPO, the Management will, by way of a resolution of the Directors if requested by the Sponsor, extend the period of time to consummate a Business Combination by an additional one month up to [___] times (for a total of up to [ ] months to consummate a Business Combination), subject to the Sponsor or its Affiliates or its designees depositing into the Trust Account an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding, in exchange for a non-interest bearing, unsecured promissory note, for each additional month on or prior to the date of the deadline. In addition, the Company will issue a press release the day after the deadline, announcing whether the funds have been timely deposited. The Sponsor and its Affiliates or designees are obligated to fund the Trust Account in order to extend the time for the Company to consummate a Business Combination, but the Sponsor will not be obligated to extend such time. In the event that the Company does not consummate a Business Combination by 18 months from the consummation of the IPO (or up to [ ] months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9) or within the period of any extension made pursuant to Article 49.8, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

(b)
amending Article 49.9 by deleting the following:

“If the Company enters into a definitive agreement regarding the Company’s initial Business Combination within 18 months from the consummation of the IPO, the Company will, by resolution of the Directors if requested by the Sponsor, extend the time available for the Company by an additional three months (for a total of 21 months to consummate a Business Combination) without depositing any additional fund into the Trust Account, and in connection with such extension, the holders of the Public Shares will not be offered the opportunity to vote or redeem their Shares. If the Company cannot consummate such initial Business Combination within 21 months from the consummation of the IPO, the Management will, by way of a resolution of the Directors if requested by the Sponsor, extend the period of time to consummate a Business Combination by an additional one month up to three times (for a total of up to 24 months to consummate a Business Combination), subject to the Sponsor or its Affiliates or its designees depositing into the Trust Account $666,666, or up to $766,666 if the underwriter’s over-allotment option is exercised in full ($0.033 per share in either case), for each additional month on or prior to the date of the deadline. In addition, the Company will issue a press release the day after the deadline, announcing whether the funds have been timely deposited. The Sponsor and its Affiliates or designees are obligated to fund the Trust Account in order to extend such time for the Company to consummate a Business Combination, but the Sponsor will not be obligated to extend such time.”

and replacing it with the following:

“If the Company enters into a definitive agreement regarding the Company’s initial Business Combination within 18 months from the consummation of the IPO, the Company will, by resolution of the Directors if requested by the Sponsor, extend the time available for the Company by an additional three months (for a total of 21 months to consummate a Business Combination) without depositing any additional fund into the Trust Account, and in connection with such extension, the holders of the Public Shares will not be offered the opportunity to vote or redeem their Shares. If the Company cannot consummate such initial Business Combination within 21 months from the consummation of the IPO, the Management will, by way of a resolution of the Directors if requested by the Sponsor, extend the period of time to consummate a Business Combination by an additional one month up to [____] times (for a total of up to [____] months to consummate a Business Combination), subject to the Sponsor or its Affiliates or its designees depositing into the Trust Account an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding, in exchange for a non-interest bearing, unsecured promissory note, for each additional month on or prior to the date of the deadline. In addition, the Company will issue a press release the day after the deadline, announcing whether the funds have been timely deposited. The Sponsor and its Affiliates or designees are obligated to fund the Trust Account in order to extend such time for the Company to consummate a Business Combination, but the Sponsor will not be obligated to extend such time. In the event that the Company does not consummate a Business Combination by 18 months from the consummation of the IPO (or up to [____] months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9) or within the period of any extension made pursuant to Article 49.8, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

(c) amending Article 49.10 by deleting the following:

“In the event that the Company does not consummate a Business Combination by 18 months from the consummation of the IPO (or up to 24 months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9) or within the period of any extension made pursuant to Article 49.8, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

And replacing it with the following:

“In the event that the Company does not consummate a Business Combination by 18 months from the consummation of the IPO (or up to [ ] months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9) or within the period of any extension made pursuant to Article 49.8, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(d) amending Article 49.11 by deleting the following:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 24 months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9); or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

And replacing it with the following:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to [ ] months from the consummation of the IPO if an extension has been made pursuant to Article 49.7 or Article 49.9); or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

PROVIDED THAT this special resolution shall not be effective if as a consequence of redemptions submitted to the Company pursuant to Article 49.11 of the Articles the Company’s net tangible assets would be less than US$5,000,001.

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)
amending Article 49.17 by deleting the following:

“The Company may not enter into a Business Combination with any entity with principal business operations in China (including Hong Kong and Macau).”

and replacing it with the following:

“The Company may not enter into a Business Combination with any entity with principal business operations in China (other than Hong Kong) unless such the entity (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China.”

PROVIDED THAT this special resolution shall not be effective if as a consequence of redemptions submitted to the Company pursuant to Article 49.11 of the Articles the Company’s net tangible assets would be less than US$5,000,001.

THIRD, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)
amending Article 17.2 by deleting the following:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) with, or immediately following, the consummation of a Business Combination.”

And replacing it with the following:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holder thereof, including (for the avoidance of doubt) at any time prior to the consummation of a Business Combination; and (b) with, or immediately following, the consummation of a Business Combination.”

(b)
amending Article 49.13 by deleting the following:

“After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)
receive funds from the Trust Account; or
(b)
vote as a class with Public Shares on a Business Combination.”

And replacing it with the following:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)
receive funds from the Trust Account; or
(b)
vote as a class with Public Shares on a Business Combination.”

PROVIDED THAT this special resolution shall not be effective if as a consequence of redemptions submitted to the Company pursuant to Article 49.11 of the Articles the Company’s net tangible assets would be less than US$5,000,001.

FOURTH, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)
the definition of “Special Resolution” be amended by deleting the words “18.4 and”;
(b)
Article 18.3 be amended by deleting the words: “18.4 and”;
(c)
Article 23.1 be amended by deleting the words: “18.4 and”;
(d)
Article 18.4 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety.

PROVIDED THAT this special resolution shall not be effective if as a consequence of redemptions submitted to the Company pursuant to Article 49.11 of the Articles the Company’s net tangible assets would be less than US$5,000,001.

Annex B

FORM OF AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of , 2023, is made by and between Generation Asia I Acquisition Limited, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of January 19, 2022 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 21,930,000 units, including the subsequent exercise in part of the underwriters’ over-allotment option (the “Offering”), and concurrent sales of an aggregate of 7,379,000 private placement warrants, which includes the additional private sale conducted in connection with the subsequent exercise in part of the underwriters’ over-allotment option, to Generation Asia LLC (the “Private Placement Warrants”), as of February 1, 2022, a total of $221,493,000 of the net proceeds from the Offering and the sale of the Private Placement Warrants was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the later of (1) 18 months after the closing of the Offering (or up to 24 months after the closing of the Offering if an Extension has been effectuated pursuant to the terms of the Trust Agreement) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Articles, if a Termination Letter has not been received by the Trustee prior to such date upon an Extension effectuated pursuant to the terms of the Trust Agreement;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 6(i) of the Trust Agreement may only be amended [by a writing signed by each of the Company and the Trustee with] the affirmative vote of 65% of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares of the Company, voting together as a single class; and

WHEREAS, at a meeting of the shareholders of the Company held on or about the date hereof (the “Meeting”), at least 65% of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares of the Company, voting together as a single class, have voted to approve this Amendment Agreement;

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement.

(a) Effective as of the execution hereof, the sixth recital of the Trust Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, if the Company does not consummate its initial Business Combination within the Initial Period, the Sponsor may extend the time to consummate the Company’s initial Business Combination up to [ ] times, each by a one-month period, up to a maximum of [ ] months in the aggregate from the closing of the Offering (including the 18 months in the Initial Period), by depositing an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding into the Trust Account no later than the 18th month anniversary of the Offering, or any month thereafter through to the [ ][rd] month anniversary of the Offering (each, a “Deadline”), for each monthly extension (each, an “Extension”), up to an aggregate of $[ ] if the Sponsor extends the Initial Period for up to [ ] times; and”

(b) Effective as of the execution hereof, the seventh recital of the Trust Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, if the Company enters into a definitive agreement regarding its initial Business Combination within the Initial Period, the Sponsor may extend the time to consummate such initial Business Combination to [ ] months in the aggregate from the closing of the Offering (including the 18 months in the Initial Period) (the “Signing Extended Period”) without depositing any fund into the Trust Account. However, if such initial Business Combination is not consummated within 21 months from the Offering, the Sponsor may extend the time to consummate the Company’s initial Business Combination up to [ ] times, each by a one-month period, up to a maximum of [ ] months in the aggregate from the closing of the Offering (including the 21 months in the Signing Extended Period), by depositing an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share multiplied by the number of Public Shares outstanding into the Trust Account no later than the 21st month anniversary of the Offering, or any month thereafter through to the [ ][rd] month anniversary of the Offering (each, and together with each Deadline, an “Applicable Deadline”), for each monthly extension (each, and together with each Extension, an “Applicable Extension”), up to an aggregate of $[ ] if the Sponsor extends the Signing Extended Period for up to [ ] times; and”

(c) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) an Applicable Deadline, unless such Applicable Deadline is extended to the next Applicable Deadline in accordance with the Company delivering the Extension Letter (as defined below) to the Trustee pursuant to Section 1(m) below, in which case it will be the next Applicable Deadline or the [ ]th month anniversary of the Offering, as applicable, and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

(d) Effective as of the execution hereof, Section 6(e) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by electronic mail:

if to the Trustee, to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis E. Wolf, Jr. & Celeste Gonzalez

Email: fwolf@continentalstock.com

Email: cgonzalez@continentalstock.com

if to the Company, to:

Generation Asia I Acquisition Limited

[Suite 3102, Two Exchange Square

8 Connaught Place

Central, Hong Kong]

[Boundary Hall, Cricket Square,

Grand Cayman, KY1-1102,

Cayman Islands]

Attn: [Roy Kuan]

Email: [rkuan@gen-mgmt.com]

in each case, with copies to:

DLA Piper LLP (US)

555 Mission Street, Suite 2400

San Francisco, CA 94105-2933

Attn: Jeffrey Selman

Email: Jeffrey.Selman@us.dlapiper.com

and

Nomura Securities International, Inc.

Worldwide Plaza, 309 West 49th Street

New York, New York 10019-7316

Attention: Head of Equity Capital Markets and Solutions

and

Skadden, Arps, Slate, Meagher & Flom LLP

30/F, China World Office 2

No. 1, Jian Guo Men Wai Avenue

Beijing 100004 China

Attention: Peter X. Huang

Email: peter.huang@skadden.com

2. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

3. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby), and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to January 19, 2022.

(b) All references to the “amended and restated memorandum and articles of association” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the amended and restated memorandum and articles of association of the Company, as amended on or about the date hereof.

4. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

5. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6. Other Miscellaneous Terms. The provisions of Sections 6(c), 6(g) and 6(i) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

GENERATION ASIA I ACQUISITION LIMITED

By:
Name:
Title:

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

P

Generation Asia I Acquisition Limited

Boundary Hall, Cricket Square,

Grand Cayman, KY1-1102,

Cayman Islands

EXTRAORDINARY GENERAL MEETING
OF GENERATION ASIA I ACQUISITION LIMITED

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON , 2023.

THIS NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT

ARE AVAILABLE AT SUITE 3102, TWO EXCHANGE SQUARE,8 CONNAUGHT PLACE CENTRAL, HONG KONG.

R
O
X
Y
C
A
R
D

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Extraordinary General Meeting (the “Shareholder Meeting”) and accompanying Proxy Statement, dated , 2023, in connection with the Shareholder Meeting of Generation Asia I Acquisition Limited (the “Company”) to be held at a.m./p.m., Eastern Time, on , 2023, at Suite 3102, Two Exchange Square, 8 Connaught Place, Central, Hong Kong, and virtually, at _______________, and hereby appoints Roy Kuan and Catherine Kwok, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with power of substitution to each, to vote all Ordinary Shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5 and 6.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on , 2023: This Notice of Extraordinary General Meeting and the accompanying Proxy Statement are available at Suite 3102, Two Exchange Square, 8 Connaught Place, Central, Hong Kong.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example:	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 and 6

Proposal No. 1 — The Extension Amendment Proposal: To amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association, as provided by the first special resolution in the form set forth in Annex A to the accompanying proxy statement, (a) to extend the date by which the Company must consummate an initial business combination (a “Business Combination”) from July 23, 2023 (the “Original Deadline Date”) to [ ] (the “Extended Deadline Date”), and (b) to reduce the amount of monthly extension payments which the Company’s sponsor, Generation Asia LLC, a Cayman Islands limited liability company (the “Sponsor”), or its affiliates or designees, must deposit into the trust account of the Company established at the consummation of the Company’s initial public offering (the “Trust Account”) of the Company from $723,690 to an amount equal to the lesser of (x) $[ ] or (y) $[ ] per Public Share (as defined below) multiplied by the number of Public Shares outstanding for each one-month extension of the date by which the Company has to consummate a Business Combination (each such monthly extended date, an “Articles Extension Date,” and the period from the consummation of the Company’s initial public offering (the “IPO”) until such Articles Extension Date, the “Combination Period”), which date may be extended by the Company either (i) pursuant to Article 49.7 of the Company’s Articles up to [____] times for an additional one month each time from the Original Deadline Date until the Extended Deadline Date (which is a period of time ending [__] months from the consummation of the Company’s IPO), or (ii) if the Company enters into a definitive agreement regarding the Company’s initial Business Combination within 18 months from the consummation of the IPO, pursuant to Article 49.9 of the Company’s Articles up to [___] times for an additional one month each time from October 23, 2023 until the Extended Deadline Date, in each case, unless the closing of a Business Combination shall have occurred prior thereto.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Target Limitation Amendment Proposal: To amend, by way of special resolution, the Company’s Articles, as provided by the second special resolution in the form set forth in Annex A to the accompanying proxy statement, to provide that the Company may not enter into a Business Combination with any entity with principal business operations in China (other than Hong Kong) unless such entity (a) has no material interests in or exposure to any “variable interest entities,” as that term is used in Accounting Standards Codification Paragraph (“VIEs”), (b) has not more than 50% of its revenue from China (other than Hong Kong), and (c) has its headquarters in Hong Kong or any other location outside of China. The Target Limitation Amendment would afford the Company flexibility in its search for a Business Combination target by allowing the Company to enter into a Business Combination with a target business with principal business operations in China (other than Hong Kong) that satisfies the foregoing conditions, while prohibiting the Company from entering into a Business Combination with any entities with principal business operations in China (other than Hong Kong) that do not satisfy the foregoing conditions.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — The Class B Conversion Amendment Proposal: To amend, by way of special resolution, the Company’s Articles, to provide that the Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”) may be converted either at the time of the consummation of a Business Combination or at any earlier date at the option of the holder thereof.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4 — The Articles Amendment Vote Proposal: To amend, by way of special resolution, the Company’s Articles, as provided by the fourth special resolution in the form set forth in Annex A to the accompanying proxy statement, to reduce the minimum voting threshold required for a special resolution to amend any provision of the Company’s Articles related to pre-Business Combination activity prior to the consummation of a Business Combination from 90% of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders, as set forth in Section 18.4 of the Company’s Articles, to the minimum required by the Cayman Islands Companies Act (As Revised) (being two-thirds of the Company’s members, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company’s shareholders).

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 5 — The Trust Amendment Proposal: To amend, by way of ordinary resolution, the Investment Management Trust Agreement dated as of January 19, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), in the form set forth in Annex B to the accompanying proxy statement, by the affirmative vote of at least 65% of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, to, among other things, change the Original Deadline Date to the Articles Extension Date or the Extended Deadline Date, as the case may be, and amend other provisions of the Trust Agreement related thereto.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 6 — The Adjournment Proposal: To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Target Limitation Amendment Proposal, the Class B Conversion Amendment Proposal, the Articles Amendment Vote Proposal or the Trust Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:	, 2023
Shareholder’s Signature Shareholder’s Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.